Exhibit 99.1

RESOLUTION AGREEMENT

Between

The Defendants Identified Below

And

The Plaintiffs’ Counsel Listed on the Signature Pages Hereto

Dated as of January 18, 2012

RESOLUTION AGREEMENT

This AGREEMENT OF RESOLUTION (the “Agreement”), dated as of January 18, 2012, is made by and between (i) A.O. Smith Corporation, a Delaware corporation, Arcos Industries, LLC, an Ohio limited liability corporation, Avesta Polarit Welding, Inc., a New Jersey corporation, Böhler Welding Group USA, Inc., a New York corporation, CBS Corporation, a Delaware corporation f/k/a Viacom Inc., the successor by merger to CBS Corporation, a Pennsylvania corporation f/k/a Westinghouse Electric Corporation, Deloro Stellite, L.P. f/k/a Deloro Stellite Company, Inc., a Delaware limited partnership, Eutectic Corporation, a New York corporation, Hobart Brothers Company, an Ohio corporation, Linde LLC f/k/a The BOC Group, Inc. and/or Airco, Inc. and/or Air Reduction Company, Inc., a Delaware limited liability company, Praxair, Inc., a Delaware corporation, Sandvik, Inc., a Delaware corporation, Select-Arc Inc., an Ohio corporation, Socra Corporation, a Pennsylvania corporation, successor to Arcos Alloys Corporation, TDY Industries, Inc., a California corporation, Techalloy Company, Inc., a Pennsylvania corporation, The ESAB Group, Inc., a Delaware corporation, The Lincoln Electric Company, an Ohio corporation, Thermadyne Holdings Corporation, a Delaware corporation, and their affiliates, successors and assigns, (collectively, “Defendants”) and (ii) the Counsel listed on the Original Signature Pages and Ratification Signature Pages hereto on behalf of Plaintiffs, themselves and their respective law firms and law partners who presently or in the past have represented persons with claims against one or more Defendants involving Welding Fume Claims in either federal or state court and in In re Welding Fume Products Liability Litigation, MDL No. 1535 (the “MDL Proceeding”), a federal multi-district litigation proceeding that is venued in the United States District Court for the Northern District of Ohio (the “MDL Court”) (each such Counsel together with their respective law firms and law partners, once they sign or ratify the Agreement, shall be referred to as a “Plaintiffs’ Counsel”). Plaintiffs’ Counsel and Defendants may each be referred to as a “Party” and collectively as the “Parties.”

Certain capitalized terms used in this Resolution Agreement are defined throughout the Agreement.

PREAMBLE

This Agreement establishes a full and final resolution of all Claims arising from, related to, or in any way connected with allegations of potential injury, actual injury, or death due to exposure to manganese in welding fumes attributable to products of one or more Defendants (“Welding Fume Claims”), of the clients of all Plaintiffs’ Counsel against one or more of the Defendants, whether Asserted or Unasserted.

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RECITALS

A. Each Plaintiffs’ Counsel represents one or more clients who have instituted lawsuits that are currently pending against one or more Defendants alleging Welding Fume Claims (“Asserted Claims”), including, but not limited to, Plaintiffs’ MDL Lead Counsel (“PLC”) and Plaintiffs’ MDL Executive Committee (“PEC”).

B. Each Plaintiffs’ Counsel also may have been retained prior to December 31, 2011 by one or more clients with purported timely Welding Fume Claims against one or more Defendants for which a lawsuit had not yet been instituted as of December 31, 2011 (“Unasserted Claims”); all of the clients described in paragraphs (A) and (B) of the Recitals, including those persons who have brought derivative claims, shall be referred to collectively as “Plaintiffs.” For purposes of this Agreement, “Plaintiffs” does not include persons who previously asserted Welding Fume Claims that were dismissed, with or without prejudice and who did not reinstitute such claims.

C. As of January 17, 2012 approximately 100 lawsuits were pending in the MDL Proceeding and approximately 700 lawsuits were pending in various other federal or state courts seeking damages against one or more Defendants for Welding Fume Claims.

D. Defendants, while not admitting any wrongdoing or liability, or conceding that Plaintiffs or others have suffered any cognizable injury, nonetheless wish to resolve Plaintiffs’ Asserted Claims and Unasserted Claims to avoid the costs, expense, time, and effort inherent in further litigation.

E. Plaintiffs’ Counsel, on behalf of and in the best interests of Plaintiffs, also wish to avoid the costs, expense, time, and effort inherent in litigation and in continuing to litigate Welding Fume Claims.

F. Defendants have agreed to pay collectively, in accordance with the provisions of this Agreement, the sum total amount of Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00) to resolve all Welding Fume Claims of all Plaintiffs, which shall be used by Plaintiffs’ Counsel solely to establish a structured private resolution program (the “Program”) to allocate and dispense the funds. The Program will be administered pursuant to a written protocol substantially in the form of the Claims Processing and Program Fund Allocation Protocol developed and adopted by Plaintiffs’ Counsel (the “Protocol”), attached as Exhibit A.

G. A material term of this Agreement, and a key objective of the Program, is that all Plaintiffs accept this Agreement in full and final resolution of their Welding Fume Claims and participate in the Program established by Plaintiffs’ Counsel.

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H. Aside from agreeing to the monetary payments specified in Section 4.1, Defendants have not had, and will not have, any responsibility for or role in staffing, administering or operating the Program or the Protocol or in allocating or dispensing funds among Plaintiffs and Plaintiffs’ Counsel.

I. Neither this Agreement nor the Program and Protocol will be construed as evidence of, or as an admission by, any Defendant or any Released Party of any fault, Liabilities, wrongdoing or damages of any kind whatsoever or as an admission by any Plaintiff of a lack of merit in their claims.

Defendants and all Plaintiffs’ Counsel hereby agree as follows:

Article 1

Representations, Warranties and Obligations of Plaintiffs’ Counsel

Section 1.1. Representations and Warranties of Plaintiffs’ Counsel

1.1.1. Exhibit B to this Agreement sets forth all Plaintiffs of whom the Parties, to the best of their information and belief, are aware. Within forty-five (45) days of the Execution Date of this Agreement, Plaintiffs’ Counsel represent and warrant that they shall duly deliver or cause to be delivered to Defendants and the parties identified on Exhibit E a revised Exhibit B that contains the information requested as to each Plaintiff’s full name, gender, date of birth, Social Security number, and, if applicable, Medicare Health Insurance Claim Number (“HICN”). The same information shall also be provided for each person who has brought a derivative claim as the result of an alleged injury to a Plaintiff listed on Exhibit B. Exhibit B shall be modified by Plaintiffs’ Counsel to include any additional Plaintiffs with Asserted or Unasserted Welding Fume Claims of any Plaintiffs’ Counsel who ratifies this Agreement.

1.1.2. To the extent a Plaintiffs’ Counsel represents any clients with Unasserted Claims, such Plaintiffs’ Counsel represents and warrants that he had been retained in writing prior to December 31, 2011 by such clients alleging a purported timely Welding Fume Claim against one or more Defendants but for which a lawsuit has not yet been instituted as of December 31, 2011.

1.1.3. Each Plaintiffs’ Counsel represents and warrants that Plaintiffs who have Welding Fume Claims represented by them (i) are not subject to any previous resolution agreement with any Defendants, (ii) are not barred under res judicata/claim preclusion principles by virtue of an adverse judgment or dismissal with prejudice, (iii) are not barred by any applicable statute of limitations, and (iv) have not filed a dismissal with prejudice.

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1.1.4. Plaintiffs’ Counsel represent and warrant that, subject to the individual acceptance and participation of their respective clients, they have the requisite authority to enter into this Agreement, and that, upon execution, the Agreement shall constitute a valid and binding contractual obligation, enforceable in accordance with its terms.

Section 1.2. Plaintiffs Participating in Agreement and Program

1.2.1. Each Plaintiffs’ Counsel has carefully reviewed this Agreement and has concluded that it is in the best interests of their respective clients covered by this Agreement, and represents a fair and efficient method of resolving those Plaintiffs’ Welding Fume Claims. Accordingly, Plaintiffs’ Counsel represent and warrant that they shall (subject to the exercise of their independent professional judgment as to the circumstances of individual clients) recommend that each of their respective Plaintiffs covered by this Agreement accept the terms set forth herein. The Parties recognize, however, that the decision whether to participate in the resolution set out in this Agreement rests with each individual Plaintiff.

1.2.2. If a Plaintiff fails to submit the documentation required by this Agreement in a timely manner or fails to timely cure any deficiencies in such required documentation, such Plaintiff’s Counsel shall file a motion to withdraw as counsel for that Plaintiff, provided that the conditions permitting counsel to withdraw under the applicable Rules of Professional Conduct in each jurisdiction in which such Plaintiff’s Counsel practices law and in each jurisdiction whose Rules of Professional Conduct are or may be applicable (the “Rules of Professional Conduct”) are satisfied.

1.2.3. Further, while nothing in this Agreement is intended to operate as a “restriction” on the right of Plaintiffs’ Counsel to practice law within the meaning of the Rules of Professional Conduct, Plaintiffs’ Counsel have no present intent to (i) solicit or represent new clients for the purpose of bringing Welding Fume Claims against any of the Defendants, (ii) share in any fee in connection with a future Welding Fume Claim, or (iii) except as required by a court, provide support or assistance to any other attorney, plaintiff, claimant, fact witness, or expert witness in connection with a Welding Fume Claim.

1.2.4. The provisions of this Agreement shall be construed in a manner consistent with Plaintiffs’ Counsel’s obligations under the Rules of Professional Conduct and shall not require nor permit any Plaintiffs’ Counsel to act inconsistently with such applicable rules or laws.

1.2.5. Plaintiffs’ Counsel represent and warrant that they each will use their best efforts to secure all documentation required for timely compliance with this Agreement, including Releases and, where applicable, Stipulations of Dismissal With Prejudice, from all Plaintiffs who are subject to this Agreement and otherwise effectuate the terms of this Agreement.

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Article 2

Obligations of Plaintiffs

Section 2.1. Execution and Delivery of Releases

Within forty-five (45) days of the Execution Date of this Agreement, all Plaintiffs shall duly execute and deliver or cause to be delivered to Defendants valid and binding Releases in the form of the attached Exhibit C. Plaintiffs’ Counsel for each Plaintiff shall prepare the Releases. For Asserted Claims, Plaintiffs’ Counsel shall ensure that all Plaintiffs named in each complaint, including those with derivative claims, filed by that Plaintiffs’ Counsel are named in the Releases. In the event a Plaintiff is deceased, a Release signed by one legally authorized representative of the deceased Plaintiff’s estate shall be sufficient. For Unasserted Claims, Plaintiffs’ Counsel shall ensure that the Releases are properly executed by all necessary persons according to the laws of the applicable states. The Releases shall become effective upon Defendants making the Program Funding Payment set forth in Section 3.2.1. In addition, within the same forty-five (45) day period, each Counsel listed on Exhibit F shall have signed a Ratification Signature Page and delivered it to Defendants.

Section 2.2. Stipulations of Dismissal With Prejudice

Within forty-five (45) days of the Execution Date of this Agreement, each Plaintiff with Asserted Claims shall cause his respective Plaintiffs’ Counsel to execute and deliver to Defendants a Stipulation of Dismissal With Prejudice in a form substantially similar to the form attached as Exhibit D in order that the pending court proceeding of each Plaintiff with Asserted Claims will be dismissed with prejudice as to all Defendants and other parties in that pending court proceeding. The Stipulations of Dismissal With Prejudice shall not be filed until after Defendants make the Program Funding Payment set forth in Section 3.2.1.

Section 2.3. Failure to Timely Submit Releases and Stipulations of Dismissal With Prejudice.

Plaintiffs for whom Releases and, when required, Stipulations of Dismissal With Prejudice are not timely delivered pursuant to Section 2.1 and 2.2 shall not be eligible to participate in the Program.

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Article 3

Representations, Warranties and Obligations of Defendants

Section 3.1. Representations and Warranties of Defendants

3.1.1. Each Defendant represents and warrants that it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

3.1.2. Each Defendant represents and warrants that all required corporate or other approvals have been obtained, permitting such Defendant’s undersigned representative to execute this Agreement and deliver it to Plaintiffs’ Counsel with binding effect upon such Defendant.

3.1.3. Each Defendant represents and warrants that, except as provided in this Agreement, no further approval, authorization, consent, order, notice to or filing or registration with any Governmental Authority is required with respect to such Defendant’s participation in, or performance under, this Agreement.

Section 3.2. Defendants’ Funding Obligation

3.2.1. Within fifteen (15) days of the expiration of the Termination Period in Section 5.1.1 without Defendants having exercised their Termination Right and receipt by Defendants of payment instructions from the PLC specifying all necessary information concerning the name and taxpayer identification number of the payee, applicable reference, routing or ABA numbers, and such other and further details so as to enable Defendants to make payment efficiently, and subject to the other terms and conditions of this Agreement, Defendants shall make payment in the total aggregate amount of Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00) (“Program Funding Payment”) to an account designated in writing by the PLC (“Plaintiffs’ Program Account”), distributions from which account shall be made solely by the Claims Administrator. Such funds, together with any interest earned, shall be referred to as the “Program Funds.” However, in no event shall the deadline for the Program Funding Payment to be made by Defendants occur prior to the expiration of the deadline for Defendants to exercise their Termination Right under Section 5.1.

3.2.2. The Program Funding Payment is the cumulative maximum total amount to be paid by all Defendants pursuant to this Agreement. No Defendant or Released Party shall ever be responsible or obligated to pay any further sums either pursuant to this Agreement or any Release obtained pursuant to this Agreement, including, but not limited to, any attorneys’ fees, expenses, costs, common-benefit attorneys’ fees, or ad litem fees.

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3.2.3. Defendants’ obligations to Plaintiffs under this Agreement and the Releases obtained pursuant to this Agreement are fully and completely satisfied upon the transfer of the Program Funding Payment to Plaintiffs’ Program Account.

3.2.4. Defendants shall have no rights or responsibilities with respect to the Program Funds in Plaintiffs’ Program Account, except for those provided for in the event of the occurrence of the circumstances set out in Section 5.3.

Section 3.3. Limitations on Defendants’ Obligations.

3.3.1. Notwithstanding any term of this Agreement to the contrary, Defendants shall have no financial obligation under this Agreement to Plaintiffs or Plaintiffs’ Counsel other than the express obligation to make the Program Funding Payment described in Section 3.2.1.

3.3.2. Other than the Program Funding Payment described in Section 3.2.1, Defendants shall have no obligation to pay any fees, costs or expenses incurred in connection with (i) the staffing, administration, operation or management of the Program, (ii) the dismissals of any lawsuits, including any necessary court approvals or ad litem fees, or (iii) otherwise.

3.3.3. Each Plaintiffs’ Counsel is solely responsible for advising the Plaintiffs he represents concerning the terms of this Agreement and for establishing the Program to allocate the Program Fund among Plaintiffs and Plaintiffs’ Counsel, consistent with applicable law and the applicable Code and Rules of Professional Conduct. The Protocol and the determination of any individual amount to be paid under the Protocol shall not signify that Defendants or Released Parties have in any way agreed to the Protocol or those individual values. Defendants and Released Parties shall have no responsibility or Liability for (i) the Program, (ii) the Protocol, (iii) any allocation, determination, or division or payment of any individual Plaintiff’s Program Award (other than the $100.00 per Release minimum as set forth in this Agreement), or (iv) the award, if any, of MDL Contributions under the Program, or the allocation of the same, and Defendants and Released Parties waive the right to contest these matters.

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Article 4

Minimum Standards for the Administration and Operation

of the Program; Quality Control and Audit Procedures

Section 4.1. General

Plaintiffs and Plaintiffs’ Counsel shall be solely responsible for all aspects of the Program, from creation through staffing, organization, management, administration and resolution, subject to and consistent with the provisions set forth in this Article 4, except that Plaintiffs executing and delivering a valid Release pursuant to Section 2.1, and, if required, a valid Stipulation of Dismissal With Prejudice pursuant to Section 2.2, will be awarded a minimum of One Hundred Dollars ($100.00) from the Program Fund in consideration for such Release and, if required, Stipulation of Dismissal With Prejudice. All Program Awards are subject to the provisions on Liens set forth in Section 6. Nothing in this Agreement guarantees that any Program Award will exceed the $100.00 minimum payment. The Claims Administrator will provide Defendants with the amount of the Program Award to be made to each Plaintiff and with each Plaintiff’s period of alleged exposure to welding fumes, to the best of the Claims Administrator’s information and belief, within five (5) days of the determination of the Program Awards.

Section 4.2. Recoupment of MDL Contributions

Plaintiffs’ Counsel have advised that the only common-benefit award they will seek from the Program Fund will be for recoupment of the money paid in the MDL proceeding into the plaintiffs’ litigation fund administered by Barrett Law Office, P.A. (“MDL Contributions”) and that the aggregate amount of all Program Awards issued for MDL Contributions shall not exceed one-third (1/3) of the gross Program Funds. Plaintiffs’ Counsel agree that they will not seek any common-benefit attorneys’ fees or other litigation costs.

Section 4.3. No Punitive Damages

Plaintiffs’ Counsel and Defendants agree that the amounts to be paid to each Plaintiff represents the satisfaction of that Plaintiff’s claim for compensatory damages arising from such Plaintiff’s claim for personal injury allegedly due to welding fumes. No portion of a Program Award represents the payment of punitive or exemplary damages within the meaning of the Internal Revenue Code of 1986, as amended. Nonetheless, in consideration for the satisfaction of each Plaintiff’s personal injury claim for compensatory damages, each Plaintiff releases any and all claims for punitive and/or exemplary damages.

Section 4.4. Inaccuracy of Representations, Warranties, Certifications or Covenants

In the event that any representation, warranty, certification or covenant made in any Program Claim is inaccurate or breached in any material respect and, as a result, the Claims Administrator determines that a Plaintiff or Plaintiffs’ Counsel ceases to have any further rights under the Program to be considered to receive a Program Award pursuant to the Protocol, any Release or Stipulation of Dismissal With Prejudice provided by such Plaintiff shall remain valid and enforceable.

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Section 4.5. No Misrepresentation of Program

Each Plaintiffs’ Counsel hereby covenants not to make any misrepresentation or mischaracterization to any Plaintiff or any other person with respect to (i) this Agreement, (ii) the Program or Protocol, or the role of Defendants therewith, (iii) the terms and conditions of this Agreement, and/or (iv) any guarantee of receiving a Program Award or payment pursuant to the Program, as no such guarantee of a monetary award exists under the terms of this Agreement except as set forth in Section 4.1.

Article 5

Defendants’ Right to Terminate the Agreement

Section 5.1. Defendants’ Termination Right

5.1.1. In the event less than 100% of all Plaintiffs listed on Exhibit B validly execute and deliver binding Releases and Stipulations of Dismissal With Prejudice (where applicable) within the deadlines set forth in Sections 2.1 and 2.2 (subject to any extensions agreed to by the Parties in writing) or less than 100% of all Counsel listed on Exhibit F sign and deliver Ratification Signature Pages, the Defendants may terminate this Agreement without prejudice to any Parties or Plaintiffs and without any further obligation under the terms of this Agreement by giving written notice to Plaintiffs’ Counsel as set forth in the Notice provision of this Agreement at any time within forty (40) days after the deadline for all Plaintiffs to provide Defendants with Releases and Stipulations of Dismissal With Prejudice under Sections 2.1 and 2.2, or as may have been extended by the written agreement between the Parties (the “Termination Period”).

5.1.2. Defendants agree that for purposes of granting any extension of time to submit Releases and Ratification Signature Pages pursuant to Section 2.1 or of exercising the termination right set out in Section 5.1.1, they will be bound by the joint decision of the following Defendants: The ESAB Group, Inc., Hobart Brothers Company, The Lincoln Electric Company, Linde LLC, and TDY Industries, Inc.

Section 5.2. Effects of Termination

5.2.1. Upon Defendants’ exercise of their Termination Right, notwithstanding any term of this Agreement to the contrary, this Agreement immediately shall terminate and Defendants immediately shall cease to have any Program Funding obligation or other obligation under this Agreement.

5.2.2. In the event Defendants exercise their Termination Right, all Releases and Stipulations of Dismissal With Prejudice obtained by Defendants pursuant to this Agreement shall be returned to the applicable Plaintiffs’ Counsel or destroyed, and shall have no legal effect.

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5.2.3. In the event Defendants exercise their Termination Right, the Parties shall be returned to the litigation status as existing prior to the execution of this Agreement, without prejudice, and neither this Agreement nor its termination, nor any communication related to this Agreement shall constitute an admission by any Party nor be admissible in any court.

Section 5.3. Circumstances Triggering Payback of Defendants’ Program Funding Payment

Defendants shall be entitled before the Claims Administrator pays the Program Awards to repayment of the Program Funding Payment in the event that any Plaintiffs, or any Plaintiffs’ Counsel (i) seek any additional payments in any Court from any or all Defendants or other Released Parties beyond the Program Funding Payment as set forth under this Agreement, (ii) materially violate any of the Confidentiality provisions in this Agreement, or (iii) encourage, solicit, promote or in any other manner suggest that any other attorneys initiate legal proceedings relating to Welding Fume Claims. However, nothing in this Section 5.3 or in this Agreement is intended to operate as a “restriction” on the right of Plaintiffs’ Counsel to practice law within the meaning of any applicable Rules of Professional Conduct.

Article 6

Liens

Section 6.1. Liens

6.1.1. The Parties acknowledge and agree that in reaching this Agreement they have considered the interest of the Centers for Medicare and Medicaid Services (“CMS” or “Medicare”) in recovering conditional payments made for medical treatment allegedly rendered as a result of Welding Fume Claims subject to this Agreement and the obligations imposed pursuant to the Medicare, Medicaid and SCHIP Extension Act of 2007, Pub. L. No. 110-173, 121 Stat. 2492 (2007) and its applicable guidelines (“MMSEA”) or the Medicare Secondary Payer Act (“MSP”), 42 U.S.C. § 1395y(b) (2008), and its applicable regulations, notwithstanding Defendants’ view that Welding Fume Claims are not the cause of any need for any medical treatment.

6.1.2. Plaintiffs and Plaintiffs’ Counsel agree and understand that Plaintiffs are solely responsible for paying and satisfying any and all Liens, claims or demands, private or public, to the extent they apply to the individual Program Awards, including without limitation, any and all liens, claims or demands under the MMSEA or the MSP.

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6.1.3. Prior to any Program Award Payments being made by the Claims Administrator, Plaintiffs’ Counsel or the Lien Resolution Administrator shall identify in writing to Defendants and the Claims Administrator the Plaintiffs who are enrolled as Medicare beneficiaries (the “Holdback Plaintiffs”). With respect to such Holdback Plaintiffs, Plaintiffs’ Counsel shall cause the Claims Administrator to hold back in the Plaintiffs’ Program Account (1) the Program Award Payment for such Holdback Plaintiffs, or (2) if the Lien Resolution Administrator has determined the amount of the Medicare Liens as to such Holdback Plaintiffs, the portion of the Program Award Payment that is attributable to such Liens, subject to the provisions of Section 6.1.9.

6.1.4. The Lien Resolution Administrator, Plaintiffs and their respective Counsel shall be solely responsible for negotiating the satisfaction and discharge of all statutory Liens, either in the aggregate for all Holdback Plaintiffs or individually for each Holdback Plaintiff. Plaintiffs and their respective Counsel agree to cooperate with the procedures and protocols established by the Lien Resolution Administrator to identify and resolve Governmental Authority Third-Party Provider/Payor statutory Liens.

6.1.5. If and when the Lien Resolution Administrator (i) negotiates an aggregate resolution of the Holdback Plaintiffs’ Medicare Liens with CMS and (ii) obtains a final reimbursement amount from CMS with respect to all Holdback Plaintiffs, the Lien Resolution Administrator will provide the Claims Administrator and Defendants with the final reimbursement amount requested by CMS. The Claims Administrator will pay or cause to be paid from the Program Fund to CMS the final reimbursement amount requested by CMS. The Claims Administrator or Lien Resolution Administrator will provide Defendants and the parties listed on Exhibit E with confirmation of payment of the requested final reimbursement amount from CMS or its contracting agencies. The Claims Administrator shall be responsible for determining how the amount paid to obtain an aggregate release of liens from CMS will be allocated among the Holdback Plaintiffs.

6.1.6. If the Lien Resolution Administrator is unable to negotiate an aggregate release of the Holdback Plaintiffs’ Medicare Liens with CMS, then if and when the Lien Resolution Administrator (i) negotiates an individual resolution of a Holdback Plaintiff’s Medicare Lien with CMS and (ii) obtains a final demand letter from CMS or its contracting agencies with respect to such Holdback Plaintiff, the Lien Resolution Administrator will provide the Claims Administrator and Defendants with the final demand letter from CMS or its contracting agencies. The Claims Administrator will pay or cause to be paid from the Program Fund to CMS the amount set forth in the final demand letter, up to the amount of the Plaintiff’s Program Award, and receive a confirmation of satisfaction of the Medicare Lien from CMS or its contracting agencies. The Claims Administrator or Lien Resolution Administrator will provide Defendants and the parties listed on Exhibit E with proof of payment of the final demand letter amount to CMS and the confirmation of satisfaction of the Medicare Lien from CMS or its contracting agencies.

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6.1.7. The Lien Resolution Administrator will also attempt to negotiate with CMS a method for the Parties and any other entity covered by the reporting requirements of Section 111 of the MMSEA (“Reporting Parties”) to meet their reporting obligations in the aggregate. If the Lien Resolution Administrator is able to negotiate such a method, then the Lien Resolution Administrator shall provide Defendants and the parties identified on Exhibit E) and the Claims Administrator with a letter from CMS detailing the steps the Reporting Parties can take to meet their reporting obligations. Plaintiffs and their Counsel shall be responsible for providing the Reporting Parties and the Lien Resolution Administrator with all information needed for them to meet the requirements negotiated by the Lien Resolution Administrator and set forth by CMS.

6.1.8. If the Lien Resolution Administrator is unable to negotiate a method for the Reporting Parties to meet their reporting obligations under Section 111 of the MMSEA in the aggregate, then, after the Claims Administrator has determined the amounts of Plaintiffs’ Program Payments, for any Plaintiff who is Medicare enrolled, such Plaintiff and his Counsel shall provide information to the Reporting Parties (including Defendants and the parties listed on Exhibit E) in connection with the Reporting Parties’ reporting requirements under the MMSEA as described on the data sheet attached as Form 1. It is understood that Form 1 may be modified if reasonably necessary to conform with any subsequent changes promulgated by CMS.

6.1.9. The Claims Administrator will not make any Program Award Payments to a Holdback Plaintiff until Defendants have confirmed receipt of either (i) confirmation of payment of the final reimbursement amount from CMS or its contracting agencies as described above in Paragraph 6.1.5 or (ii) a confirmation of satisfaction of Medicare Lien from CMS or its contracting agencies for that Holdback Plaintiff as described above in Paragraph 6.1.6, or (iii) a holdback amount established by the Lien Resolution Administrator following its data exchange with CMS or its representatives and agreed to by the Defendants and the parties listed in Exhibit E. Further, the Claims Administrator will not make any Program Award Payments to any Plaintiff until the Claims Administrator and the Reporting Parties (including Defendants and the parties listed on Exhibit E) have received either (i) the letter specified in Paragraph 6.1.7, and all information specified in such letter or (ii) the information required in Paragraph 6.1.8 with respect to that Plaintiff.

6.1.10. Plaintiffs shall discharge or cause to be discharged any workers’ compensation, subrogation, reimbursement and any other Liens and interests, including other statutory Liens, as well as any attorneys’ fees, costs, and expenses, without any further payment by Defendants other than the Program Funding Payment set forth in Paragraph 3.2.1.

6.1.11. To the extent a Plaintiff is subject to other Governmental Authority statutory Liens, such as a state payor program of the Commonwealth of Pennsylvania or other states, such statutory Liens and any notice requirements shall be handled with such

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Governmental Authorities in the same manner as the statutory Liens held by CMS, including having Plaintiffs subject to such statutory Liens being designated as Holdback Plaintiffs until such Liens are resolved as set forth above using the methodologies adopted by the Lien Resolution Administrator following its experience and communications with appropriate representatives of the respective state payor programs.

6.1.12. Plaintiffs also waive any private cause of action they may have now or in the future under 42 U.S.C. § 1395y(b)(3)(A) in connection with any Medicare Liens that may exist now or in the future against any Program Award Payment.

6.1.13. Plaintiffs’ Counsel represent and warrant that the information (limited to Social Security Number, Name, Address, Date of Birth and injury that ultimately is determined by the Claims Administrator to be compensable) provided by Plaintiffs is accurate and that the Released Parties may reasonably rely on such information for purposes of compliance with Section 111 of the MMSEA and the MSP. Further, each Plaintiff also hereby agrees to indemnify and hold harmless the Released Parties, to the extent of the portion of the Program Award such Plaintiff received, from and against any and all damages, losses, costs (including, but not limited to, court costs), expenses (including legal fees and expenses), fines, penalties or Liabilities incurred by, suffered by, or imposed on, any Defendant or any other Released Party in connection with, arising out of or resulting from (i) any Claim made or asserted at any time against any Defendant or any other Released Party with respect to any Program Award Payment (or the right to receive any such Program Award Payment), by (1) any Third-Party Provider/Payor, including any Governmental Authority, such as under the MMSEA or the MSP, (2) any Person at any time holding or asserting any Lien, or (3) any Person at any time claiming by, through or under, Releasors (or the allegedly injured person or decedent covered by this Release), or (ii) the failure to properly provide the information required by Section 6.1.7 or 6.1.8.

Article 7

No Admission of Liability or Lack of Merit

Section 7.1. No Admission of Liability or Lack of Merit

7.1.1. Nothing in or related to this Agreement is intended to be or shall be construed as or deemed to be evidence of an admission or concession by any Defendant of any fault, Liability, wrongdoing or damages or of the truth of any allegations asserted by any Plaintiff against it, or as an admission by any Plaintiffs or Plaintiffs’ Counsel of any lack of merit of their Welding Fume Claims.

7.1.2. No Plaintiff or Party shall seek to introduce or offer the terms of this Agreement, any statement, transaction or proceeding in connection with the negotiation,

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execution or implementation of this Agreement, or any statements in the documents delivered in connection with this Agreement, or otherwise rely on the terms of this Agreement, in any legal proceeding, except insofar as it is necessary to enforce the terms of this Agreement (or in connection with the determination or resolution of any income tax Liability of a Party or any governmental Lien) or any instrument executed and delivered pursuant to this Agreement.

7.1.3. Nothing in this Article 7 applies to (i) any action to submit this Agreement into evidence in any legal proceeding (past, present or future) or otherwise to file or enforce this Agreement in any manner, (ii) any other action by any Defendant in relation to any Release or Stipulation of Dismissal With Prejudice that is provided to Defendants in accordance with the terms of this Agreement, or (iii) in connection with insurance recoveries by a Defendant or a Defendant’s insurer.

Article 8

Confidentiality; Litigation Materials

Section 8.1. Agreement Confidentiality

8.1.1. The Parties and their counsel understand, acknowledge, and agree that the negotiations, the negotiating positions of the Parties, and the materials and information exchanged as part of the negotiations of this Agreement, including any interim drafts of this Agreement and its exhibits, as contemplated by Federal Rule of Evidence 408 and any equivalent code or common law rule of evidence of any state, are to be kept strictly confidential and are not to be disclosed by the Parties or Plaintiffs and their counsel, except as required by law, ethical obligations or as hereinafter set forth, to any person or entity at any time, including, but not limited to, legal trade journals, reporting services, the press or media, internal newsletters, law firm marketing materials, web sites, blogs, chat rooms or on any posting on the Internet, and they shall not take any action or inaction calculated to lead to such a revelation or disclosure by another. Nothing in this Section 8.1.1 is to be construed as requiring that this Agreement itself be confidential.

8.1.2. The Parties and their counsel acknowledge and agree that they will cooperate in the timing, manner, and substance of public statements about this Agreement and the Program established by this Agreement to the extent practicable and to the extent that it does not restrict a Party’s ability to make any reports or responses to inquiries it may be required to make as a public company. However, individual Program Awards to Plaintiffs and the personal information submitted pursuant to such Program Claims shall remain confidential and may not be disclosed by the Parties or Plaintiffs beyond the permitted disclosures set forth in this Agreement or otherwise required by law, regulation or ethical obligations, including, but not limited to, CMS or any other Governmental Authority.

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8.1.3. Notwithstanding anything in this Section 8.1 to the contrary, Plaintiffs and Plaintiffs’ Counsel may make disclosures of individual Program Awards, if necessary, to resolve any outstanding Liens or as otherwise required by law or ethical obligations, such as in obtaining court approval in order for the Release to bind a minor, incompetent, or decedent’s estate. If Plaintiffs or their Counsel receive notice of a legal proceeding in which the court requests or orders the disclosure of any confidential matter covered by this Agreement, Plaintiffs and their Counsel agree to give immediate notice to Defendants, and agree to make a motion themselves, and not to oppose any motion by Defendants, seeking a Protective Order to protect the confidentiality of such confidential matters under this Agreement.

8.1.4. Plaintiffs’ Counsel also agree not to disclose to any person, firm or organization any materials relating to Welding Fume Claims that were obtained from any Defendant or other party in a case involving Welding Fume Claims, including, but not limited to, the materials in the document depository maintained under Section X.D of the MDL Case Management Order or any materials related to the litigation of Welding Fume Claims, including work product.

8.1.5. Further, the Parties acknowledge and agree that the confidentiality provisions of this Agreement do not bar Plaintiffs’ Counsel, Plaintiffs, Defendants, other Reporting Parties, or any lawfully-interested party from learning the amount of any Program Award or Program Award Payment issued under the Program for the purpose of reporting the information required to be disclosed to CMS or the Secretary of the Department of Health and Human Services under Section 111 of the MMSEA or the MSP or to fulfill any other legal or ethical disclosure or reporting requirements.

Section 8.2. Program Claim Confidential Information

Any personal records or other personal information provided in connection with a Program Claim, and the amount of any Program Award, shall be kept confidential, shall not be provided to any other party beyond those directly associated with the claims process, shall not be utilized for any purpose other than assessing Plaintiffs’ Program Claims, and shall not be disclosed except (i) to appropriate Persons, including Reporting Parties, to the extent necessary to process Program Claims, or satisfy reporting requirements with respect to potential governmental Liens, or resolve Liens under this Agreement, (ii) as otherwise expressly provided in this Agreement, (iii) as may be required by law or ethical requirements, (iv) as may be necessary to obtain court approval where such approval is necessary, (v) as may be reasonably necessary in order to enforce, or exercise Defendants’ rights under or with respect to any Releases and Stipulations of Dismissal With Prejudice, or (vi) to the immediate family members, Counsel, accountants and/or financial advisors of such Plaintiff, if any (each of whom shall be instructed by such Plaintiff, upon such disclosure, to maintain and honor the confidentiality of such information). All Plaintiffs shall be deemed to have consented to the disclosure of these records and other information for these purposes.

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Section 8.3. Litigation Materials

By signing this Agreement, Plaintiffs’ Counsel represent and warrant that, within fifteen (15) days after Defendants make the Program Funding Payment to the Plaintiffs’ Program Account, each such Plaintiffs’ Counsel will return to the attorneys for Defendants or destroy all materials relating to Welding Fume Claims that were obtained from any Defendant or other party in a case involving Welding Fume Claims resolved by this Agreement, including, but not limited to, the materials in the document depository maintained under Section X.D of the MDL Case Management Order and any other materials related to the litigation of Welding Fume Claims. This includes any materials provided by any Plaintiffs’ Counsel to third parties, such as, without limitation, experts, with no copies of said materials being retained by any Plaintiff or Plaintiffs’ Counsel, or such third parties. Such third parties may either return the materials to Plaintiffs’ Counsel or certify in writing that they have destroyed them. With respect to experts, Plaintiffs’ Counsel shall make good faith best efforts to obtain the return or destruction of all materials relating to Welding Fume Claims; provided, however, that in the event of an expert’s refusal to return or destroy such materials, Plaintiffs’ Counsel shall notify Defendants in writing of the identity and address of the expert, as well as all efforts undertaken to obtain return or destruction of the materials, and provide a complete list of the materials in the possession of the expert. If any Plaintiff or Plaintiffs’ Counsel learns of any additional materials subject to this paragraph after the representation is provided, they shall promptly obtain and return them to Defendants or destroy said materials, and shall so advise Defendants in writing. Plaintiffs’ Counsel agrees to refrain from cooperating with any other plaintiffs’ counsel’s efforts to engage any experts to testify or consult in a case involving Welding Fume Claims who have consulted with Plaintiffs’ Counsel or who have testified at any depositions or trials on behalf of plaintiffs in a case involving Welding Fume Claims. The Parties agree that access to the existing online depository maintained by the court reporter of the depositions taken in the cases involving Welding Fume Claims will be limited to Defendants, their counsel and those parties authorized access by Defendants or a court. This Section 8.3 shall not apply to any client trust accounts, fee or retention agreements between a Plaintiffs’ Counsel and his client relating to the Welding Fume Claims subject to this Agreement, any legal research conducted, compiled or summarized relating to the Welding Fume Claims subject to this Agreement, any published court decisions or court orders, attorney work product or to any other documents required to be maintained pursuant to this Agreement, the law or ethical requirements.

Section 8.4. Materiality

The Parties and their Counsel acknowledge that the provisions of this Article 8 are material terms of the Agreement, and these provisions are contractual in nature and not a mere recital. The failure to enforce the provisions of this Agreement or pursue remedies in respect to any breach of the Agreement shall not be considered a waiver of these provisions nor of the right to enforce them. Plaintiffs and Plaintiffs’ Counsel recognize that the breach of the confidentiality provisions of this Agreement by Plaintiffs, Plaintiffs’ Counsel or any counsel associated with Plaintiffs’ Counsel could have severe and substantial legal consequences, including, but not limited to, significant monetary damages, as well as injunctive and other equitable relief.

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Article 9

Miscellaneous

Section 9.1. Notice

9.1.1. Any notice, request, instruction or other document to be given by Defendants to the PLC, the PEC or to Plaintiffs’ Counsel, or to be given by the PLC, the PEC, or Plaintiffs’ Counsel to Defendants, shall be in writing and delivered by U.S. mail, overnight delivery, facsimile or electronic mail, as follows, or as otherwise instructed by a notice delivered to the other Party pursuant to this subsection:

9.1.1.1.	If to Defendants:

John Beisner, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
1440 New York Avenue
Washington, DC 20005-2111
Facsimile: 202-661-8301
email: John.Beisner@skadden.com

9.1.1.2.	If to the PLC, the PEC, and Plaintiffs’ Counsel:

Don Barrett, Esq.
Barrett Law Group, P.A.
404 Court Square North
Lexington, MS 39095-0927
Facsimile: (662) 834-2628
email: DBarrett@barrettlawgroup.com

9.1.2. In providing notice to a particular Plaintiffs’ Counsel with respect to a particular Plaintiff, Defendants may also provide a copy to the individuals set forth in this Article 9. For all purposes of this Agreement, Defendants may treat the Plaintiffs’ Counsel specified in a Release or Stipulation of Dismissal With Prejudice as such Plaintiff’s Counsel, unless and until otherwise advised in writing by both such Plaintiff and such Plaintiffs’ Counsel.

9.1.3. Any notice, request, instruction or other document to be given by any Party to any Plaintiff or his Counsel shall be in writing and delivered by U.S. mail, overnight delivery, facsimile or electronic mail, and such Party may rely on the mailing, facsimile and/or email addresses or numbers that were last provided by Plaintiff or his Counsel, and shall have no obligation to (but in its sole and absolute discretion may) take other steps to locate Plaintiffs or Counsel whose mail, facsimile transmission or

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electronic mail has been returned as undelivered or undeliverable. Each Plaintiff and (if applicable) his Counsel shall have the responsibility to keep the Parties informed of the correct mailing, facsimile and email addresses for both such Plaintiffs and such Counsel.

9.1.4. Any notice, request, instruction or other document shall be deemed to have been given as of the date so transmitted by facsimile or electronic mail, on the next business day when sent by overnight delivery or seven (7) days after the date so mailed, provided that if any such date on which a notice or other communication shall be deemed to have been given is not a business day, then such notice or other communication shall be deemed to have been given as of the next following business day.

Section 9.2. Receipt of Documentation

Any form or other documentation required to be served or submitted under this Agreement shall be deemed timely (i) if delivered by mail (and not required to be delivered in some other fashion), if postmarked (or, in the absence of a postmark or if such postmark is illegible, if received) on or before the date by which it is required to be submitted under this Agreement or (ii) if delivered (and expressly permitted or required to be delivered) by electronic mail, when it is capable of being accessed from such electronic mail address.

Section 9.3. Cooperation in Resolution of Matters in Litigation

The Parties agree that the time to answer, object or otherwise respond to pleadings, discovery, motions or to meet other deadlines in any lawsuit of Plaintiffs subject to this Agreement is hereby tolled and extended indefinitely pending consummation of this Agreement pursuant to its terms.

Section 9.4. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Ohio without regard to any choice-of-law rules that would require the application of the laws of another jurisdiction.

Section 9.5. Waiver of Inconsistent Provisions of Law; Severability

9.5.1. To the fullest extent permitted by applicable law, each Party and each Plaintiff waives any provision of law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

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9.5.2. Upon any determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable law.

Section 9.6. Facsimile and Electronic Signatures

This Agreement and any amendments thereto, to the extent signed and delivered by means of a facsimile machine or electronic scan (including in the form of an Adobe Acrobat PDF file format), shall be treated as an original agreement and as having the same binding legal effect as if it were the original.

Section 9.7. Construction

None of the Parties shall be considered to be the drafter of this Agreement, or any provision in it, for the purpose of any statute, case law or rule of construction or interpretation that would or might cause any provision to be construed against the drafter. References to or use of a singular noun or pronoun in this Agreement shall include the plural, unless the context implies otherwise. References to or use of a gender-linked pronoun (e.g., “his”) is intended to refer to and embody the corresponding gender-linked pronoun (e.g., “hers”).

Section 9.8. Entire Agreement

This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes and cancels all previous agreements, negotiations, and commitments in writings between the Parties with respect to the subject matter hereof.

Section 9.9. Headings; References

The headings of the Table of Contents, Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Any reference to an Exhibit shall be deemed to refer to the applicable Exhibit attached hereto. The words “include” and “including” and words of similar import when used in this Agreement or any Exhibit hereto are not limiting and shall be construed to be followed by the words “but not limited to,” whether or not they are in fact followed by such words. References herein to instruments or documents being submitted “by” any Person include (whether or not so specified) submission of the same on behalf of such Person by his Counsel whether or not so specified, provided that if any particular instrument or document is required herein to be executed by a particular Person, it must (unless otherwise expressly specified herein) be so executed by such Person. References to any particular Section (such as, for example, Section 4.2) shall be deemed to refer to all sub-Sections of such Section (such as, for example,

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Section 4.2.1, 4.2.2, etc.), all sub-sub-Sections of such sub-Sections, and so on; the corresponding principle applies to all references herein to any particular sub-Section, sub-sub-Section and so on.

Section 9.10. No Third-Party Beneficiaries; Assignment

No provision of this Agreement is intended to create any third-party beneficiary to this Agreement, other than the Released Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and Released Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by Plaintiffs or Plaintiffs’ Counsel without the prior written consent of Defendants. No right to receive a Program Award Payment, if one is awarded, may be assigned by any Plaintiff without the prior written consent of Defendants. Any assignment in violation of this Section 9.10 shall be null and void ab initio.

Section 9.11. Amendments; No Implied Waiver

This Agreement may only be amended by an instrument signed by Defendants and a majority in number of the PLC and PEC. Except where a specific period for action or inaction is provided herein, no failure or delay by a Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver by a Party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver by a Party, on any particular occasion or in any particular instance, of any particular right, power or privilege operate as a waiver of such right, power or privilege on any other occasion or in any other instance.

Section 9.12. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. It shall not be necessary for any counterpart to bear the signature of all Parties hereto.

Section 9.13. Arbitration

With respect to any dispute arising out of or relating in any way to this Agreement, the Parties agree to attempt to resolve such disputes by discussion among the Parties. In the event that any such dispute cannot be resolved amicably through discussion, the Parties hereby agree to submit to binding arbitration pursuant to the then-effective rules of the American Arbitration Association applicable to commercial disputes. Any such arbitration shall be conducted and maintained in a confidential manner. The Parties agree that three (3) arbitrators

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shall be selected. Defendants, as a group, and the PLC and PEC, as a group, each will submit a list of three (3) potential arbitrators. The other party will strike two (2) of the three (3) arbitrators, and the arbitrators remaining shall participate in the arbitration. With respect to the third arbitrator, the Association shall be asked to submit a list of five (5) potential arbitrators, and Defendants and Plaintiffs’ Counsel will have alternate strikes, two (2) per side, with the first strike being made by Defendants, until the final arbitrator is selected. The arbitration shall be conducted in Cleveland, Ohio, unless otherwise mutually agreed in writing by the Parties. Any action to enforce this paragraph shall be brought in the U.S. District Court for the Northern District of Ohio, and the Parties expressly consent to the jurisdiction of said court, and hereby waive any objection to personal jurisdiction or venue therein. The cost of any such arbitration shall be borne equally by the Parties.

Section 9.14. Further Assurances

From time to time following the Execution Date, each Party shall take such reasonable actions consistent with the terms of this Agreement as may reasonably be requested by the other Party, and otherwise reasonably cooperate with the other Party in a manner consistent with the terms of this Agreement, as may be reasonably necessary in order further to effectuate the intent and purposes of this Agreement and to carry out its terms.

Section 9.15. Reliance on Representations, Warranties and Agreements

In consideration of the Program Payment, Released Parties are relying upon the representations, warranties and/or agreements of Plaintiffs and Plaintiffs Counsel set forth in this Agreement as to the undertaking of any actions or obligations: (1) to which they have agreed; or (2) to be undertaken by a third-party on their behalf. If the representations and warranties are not correct, and/or if any such actions and/or obligations are not undertaken or performed, then the responsible party shall be considered to be in material breach of this Agreement. In the event of such breach, Released Parties are entitled to pursue any and all available remedies and damages at law or in equity.

Article 10

Certain Definitions

Section 10.1. Definitions

For the purposes of this Agreement, the following terms (designated by initial capitalization throughout this Agreement) shall have the meanings set forth in this Section. To the extent that any defined terms (designated by initial capitalization throughout this Agreement) are defined in the Protocol attached as Exhibit A, they shall have the meaning set forth in that exhibit.

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10.1.1. “Agreement” means this Agreement of Resolution, including the Exhibits thereto, as the same may be amended or modified from time to time in accordance with the terms hereof.

10.1.2. “Claims” means any and all rights, remedies, actions, claims, demands, causes of action, suits at law or in equity, verdicts, suits of judgments, judgments and/or Liens (including any of the foregoing for wrongful death, personal injury and/or bodily injury, sickness, disease, emotional distress and/or injury, mental or physical pain and/or suffering, emotional and/or mental harm, fear of disease or injury, loss of enjoyment of life, loss of society, loss of companionship, loss of income, loss of consortium, medical expenses, future cost of insured services, past cost of insured services or any other form of injury, and including any of the foregoing for direct damages, indirect damages, consequential damages, incidental damages, punitive damages or any other form of damages whatsoever), whether based upon contract, warranty or covenant, tort, negligence, gross negligence, recklessness, joint and several liability, guarantee, contribution, reimbursement, subrogation, indemnity, defect, failure to warn, fault, strict liability, misrepresentation, common law fraud, statutory consumer fraud, quantum meruit, breach of fiduciary duty, violation of statutes or administrative regulations or any other legal (including common law), statutory, equitable or other theory or right of action, whether presently known or unknown, developed or undeveloped, discovered or undiscovered, foreseen or unforeseen, matured or unmatured, accrued or not accrued, direct or derivative, or now recognized by law or that may be created or recognized in the future by statute, regulation, judicial decision or in any other manner.

10.1.3. “Counsel” means, with respect to any particular Person, a lawyer or law firm who represents such Person pursuant to a written agreement, provided that, for all purposes of this Agreement, the “Counsel” of any particular Plaintiff shall be the lawyer or law firm named as such in such Plaintiff’s Release and Stipulation of Dismissal With Prejudice.

10.1.4. “Execution Date” shall mean January 18, 2012.

10.1.5. “Governmental Authority” means any governmental department or authority, including (i) the United States or any other country, any state, province, territory or possession of the United States or any other country, and any local or other governmental body, or other political subdivision, in or of any of the foregoing, (ii) any multinational organization or body and (iii) any agency, board, bureau, court, commission, department, instrumentality or administration of any of the foregoing described in clauses (i) or (ii), including, but not limited to, the Centers for Medicare and Medicaid Services and the Department of Health and Human Services.

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10.1.6. A lawyer or law firm shall be deemed to have an “Interest” in a Person, or in a Claim of a Person, if the lawyer or law firm or any Person affiliated or related in any way to the lawyer or law firm:

10.1.6.1. has an engagement or retainer agreement with such Person;

10.1.6.2. is listed as the counsel of record for such Person in filed pleadings;

10.1.6.3. has entered an appearance for such Person;

10.1.6.4. would benefit directly or indirectly from any payment to resolve any Welding Fume Claim of such Person; or

10.1.6.5. otherwise has any financial interest in any Welding Fume Claim of such Person.

An individual lawyer is deemed to have an “Interest” in a Person, or in a Claim of a Person, in which any law firm of or with which such individual lawyer is a partner, associate or otherwise affiliated has an Interest, and vice versa.

10.1.7. “Legal Representative” means, as to any particular natural person (including a deceased natural person), the estate, executor, administrator, guardian, conservator or other legal representative thereof.

10.1.8. “Liabilities” or “Liability” means any and all debts, liabilities, covenants, promises, contracts, agreements or obligations of whatever kind, nature, description or basis, whether fixed, contingent or otherwise, whether presently known or unknown, developed or undeveloped, discovered or undiscovered, foreseen or unforeseen, matured or unmatured, or accrued or not accrued.

10.1.9. “Lien” means any lien, pledge, charge, security interest, encumbrance, assignment, subrogation right, reimbursement claim, third-party interest or adverse claim of any nature whatsoever, in each case whether statutory or otherwise, including any of the foregoing in relation to Medicare or Medicaid, any Third-Party Provider/Payor or any lawyer or law firm.

10.1.10. “Lien Resolution Administrator” means the Person or Persons from time to time appointed by the Claims Administrator, with the consent of Plaintiffs’ Counsel, to fulfill the functions of the “Lien Resolution Administrator” under this Agreement (so long as such Person or Persons continues to serve in such capacity).

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10.1.11. “Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association (including any group, organization, co-tenancy, plan, board, council or committee), corporation, Governmental Authority, custodian, nominee or any other individual or entity (or series thereof) in its own or any representative capacity, in each case, whether domestic or foreign.

10.1.12. “Plaintiffs’ MDL Executive Committee” or “PEC” means the following persons who were appointed by the MDL Court: Drew Ranier, Joseph Rice, Walter Umphrey, J. Michael Papantonio, John E. Williams, Jr., and Richard Heimann.

10.1.13. “Plaintiffs’ MDL Lead Counsel” or “PLC” means Don Barrett, who was the lead counsel appointed by the MDL Court.

10.1.14. “Program Funds” means the Program Funding deposited by the Defendants into the account designated by Plaintiffs’ MDL Lead Counsel pursuant to Section 3.2.1 and any net interest earned by said funds.

10.1.15. “Original Signature Pages” means the signature pages to this Agreement to be signed by the PLC and the PEC.

10.1.16. “Ratification Signature Page(s)” means the signature page(s) to be signed by the Plaintiffs’ Counsel listed on Exhibit F.

10.1.17. “Released Party or Released Parties” means (i) each Defendant, (ii) any other defendants against whom a Plaintiff has or had brought a Welding Fume Claim, and (iii) any past or present manufacturers, suppliers of materials, distributors, wholesalers, rebranders or other persons involved in the design, manufacture, formulation, testing, distribution, marketing, labeling, advertising and/or sale, of any of the welding products that a Plaintiff (or a Plaintiff’s alleged injured person or decedent) allegedly used or allegedly was exposed to, (iv) for each entity or person referred to in clauses (i), (ii) and (iii) of this paragraph, its respective past, present, and/or future parents, subsidiaries, divisions, affiliates, joint venturers, predecessors, successors, assigns, and transferees and its respective past, present and/or future shareholders (or the equivalent thereto), directors (or the equivalent thereto), officers (or the equivalent thereto), owners, managers, principals, employees, consultants, advisors, attorneys, agents, servants, representatives, heirs, trustees, executors, estate administrators, and the personal representatives (or the equivalent thereto), and (v) the respective insurers of all such entities or persons referred to in clauses (i), (ii),(iii) and (iv), to the extent of their capacity as the insurer of such entities or persons.

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10.1.18. “Third-Party Provider/Payor” means any provider or payor (public or private) of (i) health, hospital, medical, physician, healthcare or pharmaceutical services, products or expenses or (ii) any other form of compensation, including federal and state Governmental Authorities (or other Persons) providing Medicare or Medicaid services or benefits.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

DEFENDANTS

A.O. Smith Corporation

By:	/s/ James F. Stern
Name: James F. Stern
Title: EVP, General Counsel & Secretary

Address:

Facsimile:

Arcos Industries, LLC

By:	/s/ Andrew C. Storar
Name: Andrew C. Storar
Title: Corporate Counsel

Address: 2700 Kettering Tower Dayton, OH 45423

Facsimile: astorar@pselaw.com

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Avesta Polarit Welding, Inc.

By:	/s/ Kevin Keeley
Name: Kevin Keeley
Title: VP Finance and Administration

Address: 549 West State Road 38 New Castle, IN 47362

Facsimile: (765) 807-3170

Böhler Welding Group USA, Inc.

By:	/s/ John R. Young
Name: John R. Young
Title: Managing Director

Address: 10401 Greenbough Dr. Stafford, TX 77477

Facsimile: 281-499-4347

CBS Corporation, f/k/a Viacom Inc., the successor by merger to CBS Corporation, f/k/a Westinghouse Electric Corporation

By:	/s/ Eric J. Sobczak
Name: Eric J. Sobczak
Title: Senior Vice President

Address: CBS Corporation 20 Stanwix Street, 10th Floor Pittsburgh, PA 15222

Facsimile: 412.642.3014

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Deloro Stellite, L.P. f/k/a Deloro Stellite Company, Inc.

By:	/s/ J. N. Fleming
Name: J. N. Fleming
Title: Director

Address: Unit 4 & 5, Bicester Business Park Telford Road, Bicester, England.

Facsimile:

Eutectic Corporation

By:	/s/ John Kirkwood
Name: John Kirkwood
Title: President

Address: Eutectic Corporation N94 W14355 Garwin Mace Dr Menomonee Falls, WI 53051

Facsimile: 262-532-4692

Hobart Brothers Company

By:	/s/ Jacqueline A. White
Name: Jacqueline A. White
Title: General Counsel, V. P. & Secretary

Address: 101 Trade Square East Troy, OH 45373

Facsimile: 937-332-5302

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Linde LLC f/k/a The BOC Group, Inc. and/or Airco, Inc. and/or Air Reduction Company, Inc.

By:	/s/ G. Gregory Schuetz
Name: G. Gregory Schuetz
Title: Head of Global Litigation and Dispute Resolution

Address: 575 Mountain Ave. Murray Hill, NJ 07974

Facsimile: 908-771-4803

Praxair, Inc.

By:	/s/ James T. Breedlove
Name: James T. Breedlove
Title: Senior Vice President, General Counsel & Corporate Secretary

Address: Praxair, Inc. 39 Old Ridgebury Road Danbury, Connecticut 06810

Facsimile: (203) 837-2515

Sandvik, Inc.

By:	/s/ Annette E. Maskal
Name: Annette E. Maskal
Title: Treasurer

Address: 1702 Nevins Rd Fair Lawn, NJ 07410

Facsimile: 201-794-5125

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Select-Arc Inc.

By:	/s/ Andrew C. Storar
Name: Andrew C. Storar
Title: Corporate Counsel

Address: Pickrel, Schaeffer & Ebeling Co., LPA 2700 Kettering Tower Dayton, OH 45423

Facsimile: (937) 223-0339

Socra Corporation, successor to Arcos Alloys Corporation

By:	/s/ James G. Musser
Name: James G. Musser
Title: Authorized Agent

Address: 31731 Northwestern Hwy, Suite 250W Farmington Hills, MI, 48334

Facsimile: (248) 851-4744

TDY Industries, Inc.

By:	/s/ Elliot S. Davis
Name: Elliot S. Davis
Title: Senior Vice President

Address: 1000 Six PPG Place Pittsburgh, PA 15222

Facsimile: 412.394.2837

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Techalloy Company, Inc.

By:	/s/ Paul From
Name: Paul From
Title: President

Address: 1 North Street Perth, Ontario Canada

Facsimile: (613) 267-5617

The ESAB Group, Inc.

By:	/s/ Neil C. Schemm
Name: Neil C. Schemm
Title: Assistant Secretary

Address: 944 Euclid Avenue, NE Atlanta, GA 30307

Facsimile: 404-522-8833

The Lincoln Electric Company

By:	/s/ Frederick G. Stueber
Name: Frederick G. Stueber
Title: Senior Vice President, General Counsel and Secretary

Address: 22801 Saint Clair Avenue Cleveland, Ohio 44117

Facsimile: 216.383.8390

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Thermadyne Holdings Corporation

By:	/s/ Martin Quinn
Name: Martin Quinn
Title: Chief Executive Officer

Address: 16052 Swingley Ridge Rd. Suite 300 Chesterfield, MO 63017

Facsimile: 636-728-3010

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PLAINTIFFS’ COUNSEL – ORIGINAL SIGNATURE PAGES

/s/ Don Barrett
Don Barrett, Esq. Barrett Law Group, P.A. 404 Court Square North P.O. Box 927 Lexington, MS 39095 Facsimile: 662-834-2628 Email: sbarrett@barrettlawgroup.com
/s/ Walter Umphrey
Walter Umphrey, Esq. Provost Umphrey Law Firm, L.L.P. P.O. Box 4905 Beaumont, TX 77704 Facsimile: 409-838-888 Email: Walter_umphrey@provostumphrey.com
/s/ Drew Ranier
Drew Ranier, Esq. Ranier Law Firm 1419 Ryan Street Lake Charles, LA 70602-1890 Facsimile: 337-494-7218 Email: dranier@ranierlaw.com
/s/ John R. Climaco
John R. Climaco, Esq. Climaco, Wilcox, Peca, Tarantino & Garofoli Co., L.P.A. 55 Public Square, Suite 1950 Cleveland, OH 44113 Facsimile: 216-771-1632 Email: jrclim@climacolaw.com

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/s/ J. Michael Papantonio
J. Michael Papantonio, Esq.
Levin, Papantonio, Thomas, Mitchell, Eschner & Proctor, P.A. P.O. Box 12308 316 South Baylen Street Pensacola, FL 32501 Facsimile: 850-435-7020 Email: dbailey@levinlaw.com

/s/ Joseph F. Rice
Joseph F. Rice, Esq. Motley Rice, LLC P.O. Box 1972 Mount Pleasant, SC 29465 Facsimile: 843-216-9450 Email: jrice@motleyrice.com

/s/ John E. Williams, Jr.
John E. Williams, Jr., Esq. Williams Kherker Hart Bounds, LLP 1228 Euclid Avenue, 9th Floor 8441 Gulf Freeway, Suite 600 Houston, TX 77017-5051 Email: jwilliam@willaimsbailey.com

/s/ Richard M. Heimann
Richard M. Heimann, Esq. Lieff, Cabraser, Heimann & Bernstein, LLP Embarcadero Center West 30th Floor, 275 Battery Street San Francisco, CA 94111-3339 Facsimile: 425-956-1008 Email: rheimann@lchb.com

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RESOLUTION AGREEMENT – EXHIBIT A

PLAINTIFFS’ COUNSELS’ CLAIMS PROCESSING AND

PROGRAM FUND ALLOCATION PROTOCOL

PLAINTIFFS’ COUNSELS’ CLAIMS PROCESSING

AND PROGRAM FUND ALLOCATION PROTOCOL

This Claims Processing and Program Fund Allocation Protocol (the “Protocol”) sets forth the procedures for the processing of Program Claims developed and agreed to by Plaintiffs’ Counsel to implement the Agreement of Resolution dated as of January 18, 2012 in connection with the resolution of Welding Fume Claims (the “Agreement”).

Article 1

The Submission of Program Claims

Section 1.1. General

All Plaintiffs who timely execute and deliver or cause to be delivered valid Releases and, if applicable, Stipulations of Dismissal With Prejudice pursuant to Sections 2.1 and 2.2 of the Agreement become “Program Plaintiffs.” Only Program Plaintiffs and Plaintiffs’ Counsel are eligible to make a claim to the Program (“Program Claim”).

Section 1.2. Submission of Program Claims

1.2.1. Each Program Plaintiff will have his Program Claim submitted to the Claims Administrator by that Program Plaintiff’s Counsel, or, if the Program Plaintiff has more than one Plaintiffs’ Counsel, by the designated lead Program Plaintiffs’ Counsel for such Program Plaintiff pursuant to Section 1.2.2, or by the Program Plaintiff himself, if he is not represented by Counsel.

1.2.2. To the extent a Program Plaintiff is represented by more than one Plaintiffs’ Counsel from different law firms, such Plaintiffs’ Counsel shall designate one of their number to be the lead Program Plaintiffs’ Counsel for that Program Plaintiff and shall inform the Claims Administrator in writing with copies to the other Plaintiffs’ Counsel for that Program Plaintiff of such designation.

1.2.3. Program Claims made by any Plaintiffs’ Counsel for recoupment of the money paid in the MDL proceeding into the plaintiffs’ litigation fund administered by Barrett Law Office, P.A. (“MDL Contributions”) pursuant to Section 5.2 must be submitted by that Plaintiffs’ Counsel. Only one Program Claim for the recoupment of MDL Contributions should be submitted by a Plaintiffs’ Counsel. Nothing in this Protocol in intended to affect adversely Plaintiffs’ Counsel from recovering case-specific costs and contractually agreed attorneys’ fees from a represented Program Plaintiff.

1.2.4. For each Program Plaintiff’s Program Claim, the Claims Administrator may be provided with any relevant information concerning such Program Plaintiff’s Program Claim, which may include medical records, work history and exposure records, expert reports, and any other record or other documentation that supports such Program Claim or assists the Claims Administrator in evaluating such Program Claim.

1.2.5. The Claims Administrator may promulgate a brief Claims Form requesting a reasonable amount of information to be used to submit Program Claims and may require that information submitted as part of a Program Claim be submitted electronically or in summary fashion.

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1.2.6. Each Program Plaintiff shall submit his Program Claim to the Claims Administrator no later than forty-five (45) days after Defendants make the Program Funding Payment.

1.2.7. The Claims Administrator shall require that all Claim Forms and information submitted as part of a Program Claim be submitted under penalty of perjury.

1.2.8. The Claims Administrator and his respective representatives and others deemed necessary to assist him and their representatives, will have unlimited access to all submitted Program Claims and information and documents submitted in support thereof, including medical and other records and information.

1.2.9. The Claims Administrator may require such additional information as he may determine is material and necessary for purposes of Claims Valuation (“Additional Claim Information”). In such cases, the Claims Administrator shall issue a written request for Additional Claim Information to the appropriate Program Plaintiffs’ Counsel, or if the Program Plaintiff is without Counsel, to the Program Plaintiff. However, the Claims Administrator, any Program Plaintiff, or Plaintiff’s Counsel shall not request additional records or information from Defendants.

1.2.10. A request for Additional Claim Information must be responded to within thirty (30) days of service of such request or by the deadline set by the Claims Administrator. Upon a showing of (a) a timely attempt to obtain the Additional Claim Information and (b) an inability to secure the information within the applicable deadline set by the Claims Administrator, the Claims Administrator may grant additional time to provide Additional Claim Information. Failure to provide Additional Claim Information in a timely manner may result in a determination that the Program Plaintiff is not entitled to participate further in the Program. Such a determination will not affect the validity of the Release or Stipulation of Dismissal With Prejudice provided by the Program Plaintiff.

1.2.11. To the extent a Program Claim is incomplete by reason of mistake, omission, or oversight, the Claims Administrator will inform the appropriate Program Plaintiffs’ Counsel or Program Plaintiff and provide the opportunity to correct the mistake, omission or oversight. Failure to respond to and correct the deficiency within the time set by the Claims Administrator may result in a determination that the Program Plaintiff is not entitled to any additional Program Award. Such a determination will not affect the validity of the Release or Stipulation of Dismissal With Prejudice provided by the Program Plaintiff.

1.2.12. The Claims Administrator shall establish deadlines and other procedures not inconsistent with this Protocol that are necessary for the timely, accurate, and efficient submission, review, and evaluation of Program Claims in order to keep the administrative costs of the Program to a minimum and to make Program Awards and issue Program Award Payments in as short a timeframe as is responsibly and reasonably possible.

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Article 2

Program Claims Valuation and Program Awards

Section 2.1. General

2.1.1. A Program Plaintiff executing and delivering a valid Release pursuant to Section 2.1 of the Agreement shall be awarded a minimum of One Hundred Dollars ($100.00) from the Program Fund in consideration for such Release and, if required, a Stipulation of Dismissal With Prejudice (regardless of how many Program Plaintiffs executed such Release), and may be awarded an additional sum based on the evaluation of each Program Claim by the Claims Administrator. Derivative Claimants are not entitled to separate $100.00 payments.

2.1.2. An award issued by the Claims Administrator in response to a Program Claim, subject to the provisions on Liens, is a “Program Award.” All Program Awards will be based on the evaluation and the final, binding and Non-Appealable decision of the Claims Administrator. Nothing in the Agreement or this Protocol guarantees that any Program Award will exceed the $100.00 minimum payment required by the Agreement and this Section 2.1.

Section 2.2. Claim Assessment Process

2.2.1. The Claims Administrator shall review and analyze the Program Claims submitted by or on behalf of the Program Plaintiffs and those submitted by Plaintiffs’ Counsel pursuant to Section 5.2.

2.2.2. The Claims Administrator shall evaluate all Program Plaintiffs’ Program Claims based on the reasonable and objective criteria, methodologies, medical science, formulae, guidelines, categories, and other terms and conditions relevant in evaluating the Program Claims, which may include the type and extent of injury, age, age of onset, medical history, exposure history (including dates, length, and duration of such exposure to welding fumes), the type of welding consumables and fumes to which exposure occurred, other work history, the period from last exposure to welding fumes to the onset of the alleged injury, causation evidence, other risk factors present for the injuries alleged, and other criteria deemed relevant by the Claims Administrator in order to evaluate the Program Claims in a reasonably consistent manner. Following such evaluation, the Claims Administrator shall determine whether a Program Plaintiff is entitled to a Program Award above the $100 minimum payment provided for in Section 2.1.1 and, if so, determine the monetary amount of any additional Program Award pursuant to Section 3.1.1.

2.2.3. The Claims Administrator shall make Program Awards, including any additional monetary awards pursuant to Section 2.2, by awarding shares of the Program Fund and determining at some later point the monetary value of each such share following a determination of all of the Program costs and expenses and the amount of the Program Fund available to pay Program Awards. However, nothing in this Section 2.2.3 permits a reduction in the minimum payment required by Section 2.1.

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2.2.4. As part of the process of evaluating Program Claims, the Claims Administrator may hire paralegal or administrative assistant(s), as needed in the discretion of the Claims Administrator. Any such hires shall be compensated by the Program Fund, at a rate which shall be approved by a majority of the PLC and PEC.

2.2.5. The determinations of the Claims Administrator in making Program Awards are final, binding and Non-Appealable.

2.2.6. No notice or payment of Program Awards to Program Plaintiffs may be issued by the Claims Administrator until the Claims Administrator has determined the Program Awards of all eligible Program Plaintiffs.

2.2.7. The Claims Administrator shall notify the Program Plaintiffs and Plaintiffs’ Counsel of all Program Awards in writing, which awards shall be final, binding and Non-Appealable. The Claims Administrator also will provide Defendants with the amount of the Program Award to be made to each Plaintiff and with each Plaintiff’s period of alleged exposure to welding fumes, to the best of the Claims Administrator’s information and belief, within five (5) days after completing the determination of the Program Awards.

Section 2.3. No Punitive Damages

Plaintiffs’ Counsel and Defendants agree that the amounts to be paid to each Plaintiff represents the satisfaction of that Plaintiff’s claim for compensatory damages arising from such Plaintiff’s claim for personal injury allegedly due to welding fumes. No portion of a Program Award represents the payment of punitive or exemplary damages within the meaning of the Internal Revenue Code of 1986, as amended. Nonetheless, in consideration for the satisfaction of each Plaintiff’s personal injury claim for compensatory damages, claims for punitive and/or exemplary damages shall be released.

Article 3

Payment of Program Awards

Section 3.1. Program Award Payments

3.1.1. Promptly after the Claims Administrator determines (1) the Program costs and expenses, (2) all Program Awards and the monetary amounts to be paid pursuant to the Program Awards to Program Plaintiffs and/or Plaintiffs’ Counsel, subject to the provisions on Liens, and (3) that there are sufficient funds in the Plaintiffs’ Program Account to pay the amounts set forth in (1) and (2) above, the Claims Administrator shall cause the Program Awards to be paid from the Program Funds in the Plaintiffs’ Program Account, subject to the provisions on Liens in Article 6 of the Agreement.

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3.1.1.1. No Program Award shall be paid prior to proof being provided that (i) Governmental Authority Third-Party Provider/Payor statutory Liens have been resolved, or that (ii) no such Governmental Authority statutory Lien exists with respect to such Program Plaintiff’s Program Award as set forth in the provisions on Liens in Article 6 of the Agreement, and the provisions of Section 6.1.9 of the Agreement have been met;

3.1.1.2. To the extent there is an unresolved Governmental Authority statutory Lien existing as to a Program Award, absent other resolution, either the Program Award Payment will not be issued or the Governmental Authority having such statutory Lien shall be made a co-payee on any Program Award Payment to such Program Plaintiff; and

3.1.1.3. For the purpose of paying Program Awards, a Legal Representative of a decedent, minor or incompetent is entitled to no payment until a court of competent jurisdiction approves the resolution, Release, Stipulation of Dismissal With Prejudice, and distribution. This provision is only applicable in jurisdictions that require court approval and only to the extent required by the law of the applicable jurisdiction. The parties specifically recognize the ability of the decedent’s heirs to contractually agree to the Release and division of funds as an alternative to judicial involvement.

3.1.2. The making of any Program Award or the payment of a Program Award shall not create any right or expectancy in favor of any other Program Plaintiff or Plaintiffs’ Counsel as to the amount, if any, of such other Program Plaintiff’s or Plaintiffs’ Counsel’s Program Award.

Section 3.2. Proportionate Reduction of Program Award Payments

If for any reason following the determination of Program Awards by the Claims Administrator, the Program Fund is unable to pay all Program Awards and the costs and estimated future costs of the Program, the amount of all Program Awards providing for a monetary payment shall be proportionately reduced sufficient to permit all such payments from the Program Fund, including by reducing the per share value of shares awarded as part of Program Awards. However, nothing in this Section 3.2 permits a reduction in the minimum payment required by Section 2.1.

Article 4

Program Administrators

Section 4.1. Claims Administrator

4.1.1. The Claims Administrator will be David R. Cohen, Esq., who was selected by the PLC and PEC. His appointment shall become effective upon Defendants making the Program Funding Payment.

4.1.2. The Claims Administrator shall be compensated for his reasonable and necessary time charges incurred in the performance of the position as negotiated between

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the Claims Administrator and Plaintiffs’ Counsel, the PLC and PEC. The Claims Administrator’s compensation shall be paid from the Program Fund as an Administrative Expense of the Program following the Program Funding Payment into the Plaintiffs’ Program Account. To the extent Defendants exercise their Termination Right and no Program Funding Payment is made into the Plaintiffs’ Program Account, Plaintiffs’ Counsel, on behalf of their clients, shall be responsible for the payment of any fees incurred in connection with the Program, including the reasonable fees of the Claims Administrator.

4.1.3. The PLC and PEC and the Claims Administrator may enter into a written Administrative Agreement setting forth more explicitly the terms of the Claims Administrator’s position and services to be performed, including the provision of liability insurance, with terms that are reasonable for the nature of the functions to be performed. Any Administrative Agreement shall be made available to Program Plaintiffs for inspection. The cost of such Administrative Agreement shall be paid out of the Program Funds.

4.1.4. The Claims Administrator may be terminated by the majority of the PLC and PEC for cause in the event the Claims Administrator fails to fulfill the responsibilities set forth in this Protocol or any Administrative Agreement entered into consistent with the Agreement and this Protocol.

4.1.5. The PLC and PEC, shall engage the services of a Lien Resolution Administrator, whose cost shall be paid from the Program Fund, to ensure that any Governmental Authority Third-Party Provider/Payor statutory Liens are protected and satisfied in connection with any monetary payments made pursuant to Program Awards to Program Plaintiffs.

4.1.6. If the Claims Administrator resigns, is terminated by the PLC and PEC, or fails to fulfill the duties of the Claims Administrator under this Agreement for any reason, the majority of the PLC and PEC shall choose a replacement Claims Administrator. If no such replacement Claims Administrator can be selected within thirty (30) days of the position becoming vacant for any reason, either the PLC, PEC or any Plaintiffs’ Counsel shall make an application on notice to all Plaintiffs’ Counsel to the MDL Court for the appointment of a Claims Administrator (pursuant to the Federal Arbitration Act). Such person so appointed by the MDL Court shall be the Claims Administrator.

Section 4.2. Certain General Authority of the Claims Administrator

4.2.1. The Claims Administrator shall have the authority to perform all actions, to the extent not expressly prohibited by, or otherwise inconsistent with, any provision of the Agreement, deemed by the Claims Administrator to be reasonably necessary for the efficient and timely administration of the Program funded by the Agreement and established by this Protocol.

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4.2.2. The Claims Administrator may create administrative procedures, supplementary to (and not inconsistent with) those specified herein or in the Agreement, that provide further specific details about how Program Claims are administered, or other aspects of the Program; provided, however, that such procedures comply with the terms of the Agreement and this Protocol.

Section 4.3. Liability of Administrative Personnel

Neither the Claims Administrator, nor any employee, agent or representative of the Claims Administrator, shall be liable to any Program Plaintiff or Plaintiffs’ Counsel for his acts or omissions, or those of any agent or employee of the Claims Administrator, in connection with the Program except, with respect to each such Person, for such Person’s own willful misconduct. Nothing in this Agreement confers on any Program Plaintiff or Program Plaintiffs’ Counsel any privity of contract with, or other right to institute any action against, the Claims Administrator or any employee, agent or employee of the Claims Administrator or the Lien Resolution Administrator.

Article 5

Attorneys’ Fees and Recoupment of MDL Contributions

Section 5.1. Individual Counsel Attorneys’ Fees

Neither any Defendant nor any other Released Parties shall have any responsibility whatsoever for the payment of Program Plaintiffs’ attorneys’ fees or costs. The Claims Administrator shall make all Program Award Payments to Program Plaintiffs payable in the name of the relevant Program Plaintiffs’ Counsel, subject to the provisions on Liens. However, none of the Released Parties or the Claims Administrator shall have any Liability for any failure to do so. Any division of any Program Award Payment between any Program Plaintiffs (including any with derivative claims) and their respective Counsel is to be determined by such Persons and any such division, or any dispute in relation to such division, shall in no way affect the validity of the Agreement, this Protocol, or the Release or Dismissal With Prejudice Stipulation executed by such Program Plaintiff or his Counsel, as applicable.

Section 5.2. Program Claims For MDL Contributions

5.2.1. Any Plaintiffs’ Counsel may make a Program Claim for the recoupment of MDL Contributions, even if such Plaintiffs’ Counsel does not have an Interest in Program Claims submitted by Program Plaintiffs.

5.2.2. The Claims Administrator shall determine these Program Claims with the same authority as all Program Claims. The Claims Administrator may require the submission of such records or other documentation or proof necessary for the fair and reasonable determination of the Program Claims of the Plaintiffs’ Counsel submitted pursuant to Section 5.2. Any such Program Claims by Plaintiff’s Counsel shall be submitted no later than thirty (30) days after Defendants make the Program Funding Payment.

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5.2.3. Any Program Award issued pursuant to Section 5.2 will be based on the evaluation and final, binding and Non-Appealable decision of the Claims Administrator. The Claims Administrator is prohibited from considering any Program Claim for common-benefit attorneys’ fees. The Claims Administrator may make Program Award Payments to Plaintiffs’ Counsel for recoupment of MDL Contributions immediately upon the Claims Administrator’s determination of such Program Awards.

5.2.4. Under no circumstances shall the aggregate amount of all Program Awards issued by the Claims Administrator pursuant to Section 5.2 exceed one-third (1/3) of the gross Program Funds.

Article 6

Submission to Authority

Section 6.1. Submission to Authority of Claims Administrator

6.1.1. Each Plaintiffs’ Counsel by executing the Agreement, and each Plaintiff by submitting a Release pursuant to Section 2.1 of the Agreement, agrees that authority over the Program, the process contemplated by the Program and this Protocol, including any decisions with respect to Program Claims, including Program Claims for MDL Contributions, submitted under the Program, resides with the Claims Administrator appointed pursuant to this Protocol to exercise that authority, as such authority is specified in this Protocol.

6.1.2. In making decisions concerning Program Awards to be made or in causing the payment of Program Awards from the Plaintiffs’ Program Account, except with respect to the payment of Governmental Authority Third-Party Provider/Payor statutory Liens, it is expressly agreed that the Claims Administrator’s decisions shall be final, binding and Non-Appealable in the same manner and extent as the awards of binding arbitrators under the Federal Arbitration Act.

6.1.3. If the Claims Administrator concludes that he should not determine an issue arising under this Protocol or otherwise in connection with the Protocol or any Program Claim, including any Program Claim for MDL Contributions, the Claims Administrator shall appoint a Neutral, free of any conflicts of interest in the matter at issue, to sit as a substitute claims administrator to decide the matter or issue referred and whose decision shall be final, binding and Non-Appealable. However, any prior decisions of the Claims Administrator on analogous issues referred to the Neutral shall be binding precedent upon the Neutral.

6.1.4. If the Claims Administrator or Neutral is, under applicable law or ethical requirements, precluded from determining a matter or issue otherwise to be determined by the Claims’ Administrator or Neutral, the Claims Administrator shall request that the President of the Bar Association of the City of Cleveland appoint a substitute arbitrator to decide that matter or issue in the same manner required of the Neutral. Once so appointed, that person shall act as the Neutral for the matter or issue so referred.

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Article 7

Quality Control and Audit Procedures

Section 7.1. Prevention and Detection of Fraud—General

7.1.1. The Claims Administrator shall have the authority and obligation to institute claim-auditing procedures and other procedures designed to detect and prevent the payment of fraudulent Program Claims.

7.1.2. In cases of inconsistency, suspicion of irregularity, or similarly appropriate circumstances, the Claims Administrator may review and analyze other documents or materials to which the Claims Administrator has access.

7.1.3. The Claims Administrator shall notify Plaintiffs’ Counsel, the PLC and PEC, and any implicated Program Plaintiff and his Counsel, of any indicia of deception, dishonesty or fraud of which it becomes aware relating to any Program Claim or in any way to the Program. The Claims Administrator may also notify the appropriate legal authorities as well.

7.1.4. No Program Award may be paid in respect of a Program Claim while that Claim is the subject of an audit by the Claims Administrator or under further investigation by the Claims Administrator or any law enforcement authority.

Section 7.2. Program Plaintiffs’ Counsel’s Audit Right

7.2.1. The PLC, PEC, and any Plaintiffs’ Counsel who submits a Program Claim shall each have the right and discretion, at their own expense, to have an independent audit of the Program conducted to verify (i) Program Claims submitted by any Program Plaintiff or any Plaintiffs’ Counsel, (ii) the administrative costs and expenses of the Program, and (iii) the Program Funds and Plaintiffs’ Program Account. The Claims Administrator shall fully cooperate with any such audits.

7.2.2. The PLC, PEC, and any Plaintiffs’ Counsel shall notify the Claims Administrator of any audit to be conducted pursuant to Section 7.2.1 and which Program Claims (if any in particular) are to be audited.

7.2.3. If following completion of an audit, the PLC, PEC, or any Plaintiffs’ Counsel is of the view that any indicia of deception, dishonesty or fraud relating to Program Claims or in any way to the Program exist, the PLC, PEC, or any Plaintiffs’ Counsel, shall bring such matter to the attention of the Claims Administrator for possible action or may proceed directly to report such matter to the proper law enforcement authorities.

Section 7.3. Inaccuracy of Representations, Warranties or Certifications

Without limitation of the foregoing provisions of this Article 7, in the event that any representation, warranty, certification or covenant made in any Program Claim is inaccurate or breached in any material respect (and such inaccuracy or breach is not cured within ten (10)

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days of notice thereof by the Claims Administrator) or such Program Claim is determined by the Claims Administrator to have been fraudulent, such Program Plaintiff immediately shall cease to have any further rights under the Program to be considered to receive a Program Award; however, any Release or Stipulation of Dismissal With Prejudice provided by such Program Plaintiff shall remain valid and enforceable.

Section 7.4. No Misrepresentation of Program

Each Program Plaintiffs’ Counsel hereby covenants not to make any misrepresentation to any Plaintiff or any other person with respect to (i) this Protocol, (ii) the Program, (iii) the Agreement, or (iv) any guarantee of receiving a Program Award or payment pursuant to the Program, as no such guarantee of a monetary award exists under the terms of this Protocol or the Agreement, except for the minimum $100.00 payment set forth in Section 2.1.1.

Section 7.5. Program Claim Confidential Information

Any personal records or other personal information provided in connection with a Program Claim, and the amount of any Program Award, shall be kept confidential by the Parties and the Claims Administrator, Lien Resolution Administrator, and any Claims Evaluator and, in the case of a Program Award, such Program Plaintiff and his Counsel, and shall not be disclosed except (i) to appropriate Persons to the extent necessary to process Program Claims or provide Program Award Payments, if any, or satisfy reporting requirements with respect to potential governmental Liens, or resolve Liens under the Agreement and this Protocol, (ii) as otherwise expressly provided in the Agreement and this Protocol, (iii) as may be required by law or ethical requirements, (iv) as may be necessary to obtain court approval where such approval is necessary, (iv) as may be reasonably necessary to enforce, or exercise Defendants’ rights under or with respect to any Releases and Stipulations of Dismissal With Prejudice, or (v) to other Plaintiffs or immediate family members, Counsel, accountants or financial advisors of such Program Plaintiff, if any (each of whom shall be instructed by such Program Plaintiff, upon such disclosure, to maintain and honor the confidentiality of such information). All Program Plaintiffs shall be deemed to have consented to the disclosure of these records and other information for these purposes.

Article 8

Certain Definitions

Section 8.1. Definitions

For the purposes of this Protocol, defined terms (designated by initial capitalization throughout the Protocol) shall have the meaning provided in the Resolution Agreement. The following terms shall have the meanings set forth in this Section.

8.1.1. “Administrative Agreement” means any agreement among or between (i) the Claims Administrator, (ii) Lien Resolution Administrator, (iii) Claims Evaluator (iv) PEC, (v) PLC, or (vi) Plaintiffs’ Counsel with respect to such services rendered or to be rendered in connection with the Program.

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8.1.2. “Administrative Expenses” means (i) any fees, expenses, indemnification payments or other like amounts payable from time to time to past or present Claims Administrators, Lien Resolution Administrators, or Claims Evaluators pursuant to past or present Administrative Agreements, (ii) any amounts required to be expended to acquire and maintain insurance for the benefit of the past or present Claims Administrator pursuant to the terms of any past or present Administrative Agreement and (iii) such other amounts as may be specified in any past or present Administrative Agreement to constitute “Administrative Expenses” for purposes of this Agreement.

8.1.3. “Claims Administrator” means the Person named in this Protocol or who from time to time is appointed by the majority of the Plaintiffs’ Counsel and the PLC and PEC to fulfill the functions of the “Claims Administrator” under this Protocol (so long as such Person continues to serve in such capacity).

8.1.4. “Non-Appealable” means not subject to (i) any further right of appeal to any Administrator or otherwise within the Program or (ii) any right of appeal to the MDL Court, any other federal or state court, or any other court.

8.1.5. “Program Funding Payment” means the payment that Defendants are required to make under Section 3.2.1 of the Agreement.

8.1.6. “Program Funds” means the Program Funding Payment deposited into the Plaintiffs’ Program Account by Defendants pursuant to Section 3.2.1 of the Agreement and any net interest earned by said funds.

8.1.7. “Program Award” means the award to a Program Plaintiff or a Plaintiffs’ Counsel by the Claims Administrator, including the $100 minimum payment set forth in Section 2.1.1.

8.1.8. “Program Award Payment” means the amount of money to be paid to a Program Plaintiff or a Plaintiffs’ Counsel by the Claims Administrator from the Program Fund pursuant to a Program Award, subject to the provisions on Liens, where a Program Award is for a monetary amount.

8.1.9. “Program Claim” means the claim submitted to the Program by, or on behalf of, a Program Plaintiff or a claim pursuant to Section 6.2 submitted by a Plaintiffs’ Counsel and all materials submitted in support of such Program Claim before the Claims Administrator.

THIS CONCLUDES THE PROTOCOL

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RESOLUTION AGREEMENT - EXHIBIT B

MDL CASES

Court	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
N.D. Ohio	1:08-wf-17551-KMO	Abercrombie	Robert W.	Richard Barrett

N.D. Ohio	1:08-wf-17576-KMO	Allen	Grover	Grant Kaiser

N.D. Ohio	1:09-wf-17068-KMO	Arthur	Ira	Grant Kaiser

N.D. Ohio	1:06-cv-17257-KMO	Atzinger	Ronald	Richard Barrett

N.D. Ohio	1:08-wf-17037-KMO	Baxter	James	Braswell, Kasie M. & Vic Welsh

N.D. Ohio	1:03-cv-17319-KMO	Bienvenu	Stephen	MS Joint Venture/Scott Nelson

N.D. Ohio	1:05-cv-18857-KMO	Boling	Christopher	Richard Barrett

N.D. Ohio	1:06-cv-17165-KMO	Boose	Bernard	Grant Kaiser

N.D. Ohio	1:05-cv-18131-KMO	Brassfield	Kenneth W.	Richard Barrett

N.D. Ohio	1:08-wf-17651-KMO	Brigham	Richard E.	Pro Se

N.D. Ohio	1:06-cv-17243-KMO	Brown	Russell	Goldenberg Miller

N.D. Ohio	1:05-cv-19304-KMO	Bullard	Wallace Reed	John T. Ward & George Buchanan

N.D. Ohio	1:06-cv-17122-KMO	Burleigh	Michael	MS Joint Venture/Scott Nelson

N.D. Ohio	1:08-wf-17564-KMO	Campbell	James R.	Richard Barrett

N.D. Ohio	1:08-wf-17633-KMO	Carrington	Robert	Pro Se

N.D. Ohio	1:05-cv-18010-KMO	Casillas	Eliud	Pro Se

N.D. Ohio	1:09-wf-17069-KMO	Castillo	Abelardo	Grant Kaiser

N.D. Ohio	1:08-wf-17727-KMO	Cleveland	Carnel	Richard Barrett

N.D. Ohio	1:05-cv-19202-KMO	Cox	Olen	Richard Barrett

N.D. Ohio	1:05-cv-18111-KMO	Davis	John T.	Richard Barrett

N.D. Ohio	1:05-cv-17203-KMO	Dillingham	Nicholas	Pro Se

N.D. Ohio	1:08-wf-17672-KMO	Dix	Clarence	Grant Kaiser

N.D. Ohio	1:05-cv-17819-KMO	Edwards	Willie	Pro Se

N.D. Ohio	1:09-wf-17066-KMO	Emerson	Janice	Pro Se

N.D. Ohio	1:08-wf-17866-KMO	English	William	Grant Kaiser

N.D. Ohio	1:04-cv-18700-KMO	Evans	Reggie	MS Joint Venture/Scott Nelson

RESOLUTION AGREEMENT - EXHIBIT B

Court	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
N.D. Ohio	1:05-cv-18859-KMO	Fair	Matt	Richard Barrett

N.D. Ohio	1:09-wf-17060-KMO	Falco	Antonio	Richard Barrett

N.D. Ohio	1:08-wf-17693-KMO	Gibson	Robert	Grant Kaiser

N.D. Ohio	1:09-wf-17051-KMO	Goodson	Larry	Carlisle Craig LLP

N.D. Ohio	1:03-cv-17260-KMO	Hall	Charles	Pro Se

N.D. Ohio	1:08-wf-17522-KMO	Hall	Jessie	Richard Barrett

N.D. Ohio	1:09-wf-17088-KMO	Hammond	Terry	Grant Kaiser

N.D. Ohio	1:08-wf-17721-KMO	Harvey	Robert	Grant Kaiser

N.D. Ohio	1:03-cv-17299-KMO	Hebert	Daniel	MS Joint Venture/Scott Nelson

N.D. Ohio	1:06-cv-17042-KMO	Henson	Mark	Grant Kaiser

N.D. Ohio	1:04-cv-18808-KMO	Heyer	Paul	MS Joint Venture/Scott Nelson

N.D. Ohio	1:08-wf-17275-KMO	Hogan	Randy	Zimmerman Reed

N.D. Ohio	1:08-wf-17634-KMO	Hughes	Phillip Wayne	Taylor Martino

N.D. Ohio	1:09-wf-17084-KMO	Hunt	John	Grant Kaiser

N.D. Ohio	1:04-cv-21266-KMO	Jackson	Thomas	Grant Kaiser

N.D. Ohio	1:08-wf-17509-KMO	Jackson	Thomas V.	The Law Group

N.D. Ohio	1:06-cv-17268-KMO	Jankans	Jerry	Robert E. Paul

N.D. Ohio	1:04-cv-18810-KMO	Jerkins	Charles	Grant Kaiser

N.D. Ohio	1:06-cv-17052-KMO	Jones	Gary	Grant Kaiser

N.D. Ohio	1:05-cv-18091-KMO	Lester	Glen A.	Richard Barrett

N.D. Ohio	1:08-wf-17745-KMO	Linck	Melvin	Grant Kaiser

N.D. Ohio	1:05-cv-17061-KMO	Longbrake	Martin	Grant Kaiser

N.D. Ohio	1:09-wf-17062-KMO	Lott	Michael E.	MS Joint Venture/Scott Nelson

N.D. Ohio	1:05-cv-18008-KMO	Luiting	Gary	Richard Barrett

N.D. Ohio	1:04-cv-17124-KMO	Lummus	Marcell	Grant Kaiser

N.D. Ohio	1:06-cv-17000-KMO	Luster	Larry	Grant Kaiser

N.D. Ohio	1:08-wf-17535-KMO	Madison	Kenneth Eugene	Richard Barrett

N.D. Ohio	1:06-cv-17288-KMO	Mann	David	Zimmerman Reed

N.D. Ohio	1:05-cv-18892-KMO	McAlister	Randy Dean	Charles A. Johnson

RESOLUTION AGREEMENT - EXHIBIT B

Court	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
N.D. Ohio	1:05-cv-18098-KMO	McCorkle	Freddie Q.	Richard Barrett

N.D. Ohio	1:08-wf-17873-KMO	McDougal	Ronald Gene	Cory Watson Crowder & DeGaris

N.D. Ohio	1:09-wf-17085-KMO	McHam	Ed	Grant Kaiser

N.D. Ohio	1:05-cv-17672-KMO	McKeithen	Mardie	John Franklin McKay; McKay Law Firm

N.D. Ohio	1:04-cv-19186-KMO	Mene	Kelly	MS Joint Venture/Scott Nelson

N.D. Ohio	1:08-wf-17766-KMO	Montenegro	Alexis	Grant Kaiser

N.D. Ohio	1:05-cv-18113-KMO	Moore	Franklin Z.	Richard Barrett

N.D. Ohio	1:05-cv-18777-KMO	Morgan	William C.	Grant Kaiser

N.D. Ohio	1:08-wf-17771-KMO	Muravchik	Michael	Grant Kaiser

N.D. Ohio	1:08-wf-17772-KMO	Neumayer	Eugene	Grant Kaiser

N.D. Ohio	1:06-cv-17182-KMO	Oquist	Dean A.	Grant Kaiser

N.D. Ohio	1:05-cv-18860-KMO	Owens	Harold	Richard Barrett

N.D. Ohio	1:08-wf-17779-KMO	Padgett	Randall	Grant Kaiser

N.D. Ohio	1:07-wf-17130-KMO	Painter	Christopher	Grant Kaiser

N.D. Ohio	1:05-cv-18013-KMO	Patterson	Parnell	Grant Kaiser

N.D. Ohio	1:04-cv-17277-KMO	Pederson	Gregory D.	Grant Kaiser

N.D. Ohio	1:09-wf-17089-KMO	Peveto	Thurman	Grant Kaiser

N.D. Ohio	1:05-cv-18773-KMO	Phillips	Jerry	Grant Kaiser

N.D. Ohio	1:05-cv-17093-KMO	Poff	Gus	Grant Kaiser

N.D. Ohio	1:08-wf-17792-KMO	Purdy	Ricky	Grant Kaiser

N.D. Ohio	1:08-wf-17795-KMO	Quiles	Edwin	Grant Kaiser

N.D. Ohio	1:05-cv-18115-KMO	Reed	Harvey W.	Richard Barrett

N.D. Ohio	1:04-cv-18744-KMO	Sanford	Ronnie L.	MS Joint Venture/Scott Nelson

N.D. Ohio	1:08-wf-17440-KMO	Schoenberg	Richard	Richard Barrett

N.D. Ohio	1:08-wf-17572-KMO	Scott	Robert E.	Richard Barrett

N.D. Ohio	1:09-wf-17015-KMO	Seely	Jeff A.	Zimmerman Reed

N.D. Ohio	1:05-cv-19256-KMO	Simpson	Bruce G.	Roda Nast

N.D. Ohio	1:07-wf-17009-KMO	Skiles	Curtis R.	Brian Barr & Tim Yianne

N.D. Ohio	1:08-wf-17811-KMO	Sohmer	William	Grant Kaiser

RESOLUTION AGREEMENT - EXHIBIT B

Court	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
N.D. Ohio	1:04-cv-17009-KMO	Sparks	Samuel	Grant Kaiser

N.D. Ohio	1:06-cv-17026-KMO	Street	Richard	Grant Kaiser

N.D. Ohio	1:05-cv-18766-KMO	Summers	Ronald	Grant Kaiser

N.D. Ohio	1:08-wf-17863-KMO	Swaynos	John	Cory Watson Crowder & DeGaris

N.D. Ohio	1:04-cv-18948-KMO	Tamraz	Jeff	John Climaco

N.D. Ohio	1:08-wf-17826-KMO	Taylor	Robert Brooks	Grant Kaiser

N.D. Ohio	1:07-wf-17092-KMO	Teraoka	Bruce	Grant Kaiser

N.D. Ohio	1:07-wf-17134-KMO	Toscano	Michael	Grant Kaiser

N.D. Ohio	1:05-cv-17996-KMO	Trombley	William John	Richard Barrett

N.D. Ohio	1:08-wf-17838-KMO	Waldroup	Vernon	Grant Kaiser

N.D. Ohio	1:05-cv-18078-KMO	Wallace	Robert D.	Richard Barrett

N.D. Ohio	1:06-cv-17286-KMO	Walsh	William E.	Dennis J. Whelan

N.D. Ohio	1:08-wf-17608-KMO	Watts	Alton L.	Richard Barrett

N.D. Ohio	1:05-cv-18673-KMO	Wisener	Lynn	Richard Barrett

N.D. Ohio	1:05-cv-18083-KMO	Wood	Davy A.	Richard Barrett

N.D. Ohio	1:11-wf-17000-KMO	Wozniak	David P.	Richard Barrett

RESOLUTION AGREEMENT - EXHIBIT B

STATE COURT CASES

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Arkansas	Jefferson	CV-2005-164-2	Carroll	Lawrence	Barrett Law

Arkansas	Union	CV04-466-6	Crain	John	Barrett Law

Arkansas	Jefferson	04-903-2	Doherty	Billy	Barrett Law

Arkansas	Jefferson	04-903-2	Froman	Jerry	Barrett Law

Arkansas	Saline	CV05-260-3	Goshien	Ronnie	Barrett Law

Arkansas	Calhoun	CV04-49-6	Lambert	Hazel	Barrett Law

Arkansas	Calhoun	CV04-49-6	Lambert	Larry	Barrett Law

Arkansas	Jefferson	04-903-2	Marks	Lordis	Barrett Law

Arkansas	Union	04-0487-4	Millican	Autie	Barrett Law

Arkansas	Union	04-0487-4	Newman	Paul	Barrett Law

Arkansas	Jefferson	04-903-2	Smith	David	Barrett Law

Arkansas	Garland	CV-2009-801	Stanley	Mitchell	Barrett Law

Arkansas	Jefferson	CV-2005-164-2	Thomas	Edward	Barrett Law

Arkansas	Phillips	CV04-380	Turner	David	Barrett Law

Arkansas	Jefferson	CV-2005-164-2	Washington	Andrew	Barrett Law

California	Alameda	RGO05212890	Aguirre	Francisco	Weltin

California	Alameda	RGO05212890	Albarran	Justo	Weltin

California	Alameda	RGO05212890	Armani	Mario	Weltin

California	Alameda	RGO05212890	Bjeloglavic	Admir	Weltin

California	Alameda	RGO05212890	Bowie	Andrea	Weltin

California	Alameda	RGO05212890	Bowser	David	Weltin

California	Alameda	RGO05212890	Budic	Ibrahim	Weltin

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
California	Alameda	RGO05212890	Canalin	Tammie	Weltin

California	Alameda	RGO05212890	Cavazos	Roel	Weltin

California	Alameda	RGO05212890	Cisneros	Lorenzo	Weltin

California	Alameda	RGO05212890	Clegg	Bennett	Weltin

California	Alameda	RGO05212890	Cuevas	Jerry	Weltin

California	Alameda	RGO05212890	Cushman	Aaron	Weltin

California	Alameda	RGO05212890	Dixon	David	Weltin

California	Alameda	RGO05212890	Dolan	Randolph	Weltin

California	Alameda	RGO05212890	Dowell	Gene	Weltin

California	Alameda	RGO05212890	Garcia	Anthony	Weltin

California	Alameda	RGO05212890	Gaytan	Lupe	Weltin

California	Alameda	RGO05212890	Granados	Aristeo	Weltin

California	Alameda	RGO05212890	Hallstrom	Chris	Weltin

California	Alameda	RGO05212890	Jadali	Anooshiravan	Weltin

California	Alameda	RGO05212890	Jones	Michael	Weltin

California	Alameda	RGO05212890	Kelley	Kevin	Weltin

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
California	Alameda	RGO05212890	Kim	Hyon-Jun	Weltin

California	Alameda	RGO05212890	Krudwig	James	Weltin

California	Alameda	RGO05212890	Kurpieski	Alan	Weltin

California	Alameda	RGO05212890	Leon	Angel	Weltin

California	Alameda	RG 05 242754	Link	Gustave	Edward M. Bull III

California	Alameda	RGO05212890	McDonald	Stanley	Weltin

California	Alameda	RGO05212890	McMellen	David	Weltin

California	Alameda	RGO05212890	Morales	Robert	Weltin

California	Alameda	RGO05212890	Moya	Gilbert	Weltin

California	Alameda	RGO05212890	Nunes	Wayne	Weltin

California	Alameda	RGO05212890	Ochoa	Ventura	Weltin

California	Alameda	RGO05212890	Otto	Darrel	Weltin

California	Alameda	RGO05212890	Paulk	Luke	Weltin

California	Alameda	RGO05212890	Reyes	John	Weltin

California	Alameda	RGO05212890	Rico	Rigoberto	Weltin

California	Alameda	RGO05212890	Rivera	Fernando	Weltin

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
California	Alameda	RGO05212890	Roundtree	David	Weltin

California	Alameda	RGO05212890	Rover	Monique	Weltin

California	Alameda	RGO05212890	Saeed	Tarik	Weltin

California	Alameda	RGO05212890	Self	Margarette	Weltin

California	Alameda	RGO05212890	Smith	Joel	Weltin

California	Alameda	RGO05212890	Soto	Miguel	Weltin

California	Alameda	RGO05212890	Thompson	Daniel	Weltin

California	Alameda	RGO05212890	Torres	Marco	Weltin

California	Alameda	RGO05212890	Upshaw	Jimmy	Weltin

California	Alameda	RGO05212890	Wafer	William	Weltin

Georgia	Fulton	52780	Aguilar	Salvador	withdrawn

Georgia	Fulton	2009EV006353G	Albert	Jean-Paul	Papantonio

Georgia	Fulton	2009EV006351G	Anderson	Lyle	Papantonio

Georgia	Fulton	2009EV006350G	Antoine	Agnes	Papantonio

Georgia	Fulton	2009EV006352G	Bailey	John Sr	Papantonio

Georgia	Fulton	2009EV006292G	Barfoot	Billy	Papantonio

Georgia	Fulton	2009EV006295G	Barger	Daniel	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	2009EV006293G	Bastien	James	Papantonio

Georgia	Fulton	52791	Batro	Curtis	withdrawn

Georgia	Fulton	2009EV006315G	Black	Ellie	Papantonio

Georgia	Fulton	2009EV006310G	Brace	Robert	Papantonio

Georgia	Fulton	2009EV006306G	Bradham	Robert	Papantonio

Georgia	Fulton	2009EV006319G	Brady	Barry	Papantonio

Georgia	Fulton	2009EV006340G	Brown	Mike	Papantonio

Georgia	Fulton	2009EV006336G	Bruns	Ronald	Papantonio

Georgia	Fulton	2009EV006330G	Bryan	Lyle	Papantonio

Georgia	Fulton	2009EV006327G	Buncich	Milos	Papantonio

Georgia	Fulton	52788	Burnette	William	withdrawn

Georgia	Fulton	2009EV006356G	Canning	Ronald	Papantonio

Georgia	Fulton	2009EV006349G	Carson	William	Papantonio

Georgia	Fulton	2009EV006377G	Carter	Spencer	Papantonio

Georgia	Fulton	2009EV006373G	Caves	Norah	Papantonio

Georgia	Fulton	2009EV006368G	Chambers	Celdon	Papantonio

Georgia	Fulton	2009EV006365G	Champeau	Roy	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	2009EV006363G	Chinn	Kevin	Papantonio

Georgia	Fulton	2009EV006360G	Chopskie	Guy	Papantonio

Georgia	Fulton	2009EV006366G	Davis	Jeffrey	Papantonio

Georgia	Fulton	2009EV006364G	Davis	Kevin	Papantonio

Georgia	Fulton	2009EV006362G	Densmore	Charles	Papantonio

Georgia	Fulton	2009EV006361G	Dunlap	David	Papantonio

Georgia	Fulton	2009EV006343G	Earnhart	Dale	Papantonio

Georgia	Fulton	2009EV006355G	Ensor	Donald	Papantonio

Georgia	Fulton	2009EV006354G	Eubanks	William	Papantonio

Georgia	Fulton	2009EV006347G	Fields	David	Papantonio

Georgia	Fulton	2009EV006378G	Fisher	Bradley	Papantonio

Georgia	Fulton	2009EV026376G	Fletcher	Willie	Papantonio

Georgia	Fulton	2009EV006375G	Foster	Ronnie	Papantonio

Georgia	Fulton	2009EV006374G	Frederick	Robert	Papantonio

Georgia	Fulton	52830	Gaither	Bobby	Papantonio

Georgia	Fulton	2009EV006372G	Garus	Micky	Papantonio

Georgia	Fulton	2009EV006370G	Gibson	Robert	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	2009EV006369G	Gooden	Robert	Papantonio

Georgia	Fulton	2009EV006367G	Guernsey	Dennis Sr	Papantonio

Georgia	Fulton	2009EV006294G	Hall	Clenton Sr	Papantonio

Georgia	Fulton	2009EV006296G	Harding	Charles	Papantonio

Georgia	Fulton	2009EV006304G	Harding	Joe	Papantonio

Georgia	Fulton	2009EV006299G	Hastings	Oscar	Papantonio

Georgia	Fulton	2009EV006308G	Hatcher	James	Papantonio

Georgia	Fulton	2009EV006322G	Hawkins	James	Papantonio

Georgia	Fulton	2009EV006334G	Haynie	Howard	Papantonio

Georgia	Fulton	2009EV006346G	Hess	Stanley	Papantonio

Georgia	Fulton	209EV096342G	Higgins	Mark	Papantonio

Georgia	Fulton	2009EV006348G	Hill	Kyle	Papantonio

Georgia	Fulton	52793	Hughes	Joe	withdrawn

Georgia	Fulton	2009EV006371G	Hutcherson	John	Papantonio

Georgia	Fulton	2009EV006393G	Johnson	Floyd	Papantonio

Georgia	Fulton	2009EV006392G	Johnson	Harold	Papantonio

Georgia	Fulton	52782	Joiner	Norman	withdrawn

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	2009EV006390G	Joyce	David	Papantonio

Georgia	Fulton	2009EV006388G	Kirkpatrick	Charles	Papantonio

Georgia	Fulton	2009EV006397G	Kruse	Meridel	Papantonio

Georgia	Fulton	2009EV006385G	Labendz	Alan	Papantonio

Georgia	Fulton	2009EV006382G	Laing	Cecil	Papantonio

Georgia	Fulton	2009EV006379G	Landt	Russell	Papantonio

Georgia	Fulton	2009EV006400G	Lane	Robert	Papantonio

Georgia	Fulton	2009EV006399G	Lang	David	Papantonio

Georgia	Fulton	2009EV006398G	Lindsey	Buddy Sr	Papantonio

Georgia	Fulton	52829	Long	Terry	Papantonio

Georgia	Fulton	2009EV006401G	Maharrey	Major Jr	Papantonio

Georgia	Fulton	2009EV006380G	Mason	Jerry	Papantonio

Georgia	Fulton	2009EV006381G	Matthews	James	Papantonio

Georgia	Fulton	2009EV006383G	Mayes	Kenneth	Papantonio

Georgia	Fulton	2009EV006384G	McManus	Roy Sr	Papantonio

Georgia	Fulton	2009EV006386G	Meade	Kenneth	Papantonio

Georgia	Fulton	2009EV006387G	Melton	Jesse	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	52779	Miskimen	Larry	withdrawn

Georgia	Fulton	2009EV006389G	Mitchell	John Jr	Papantonio

Georgia	Fulton	2009EV006391G	Moorer	Arthur	Papantonio

Georgia	Fulton	2009EV006357G	Moreno	Mario	Papantonio

Georgia	Fulton	2009EV006358G	Moreno	Ramiro	Papantonio

Georgia	Fulton	2009EV006359G	Myrick	Randy	Papantonio

Georgia	Fulton	2009EV006331G	Niner	George	Papantonio

Georgia	Fulton	2009EV006335G	Owen	Grant	Papantonio

Georgia	Fulton	52781	Parker	Ken	withdrawn

Georgia	Fulton	2009EV006339G	Patrick	Fred	Papantonio

Georgia	Fulton	2009EV006318G	Perry	David	Papantonio

Georgia	Fulton	2009EV006324G	Peters	Clinton	Papantonio

Georgia	Fulton	2009EV006305G	Pettway	John Sr	Papantonio

Georgia	Fulton	2009EV006309G	Powell	Tommie	Papantonio

Georgia	Fulton	2009EV006313G	Ranua	Charles	Papantonio

Georgia	Fulton	2009EV006316G	Ratliff	Leon	Papantonio

Georgia	Fulton	2009EV006297G	Rochester	Arnold	Papantonio

Georgia	Fulton	34890	Rogers	Terry	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	2009EV006301G	Rubinate	John Sr	Papantonio

Georgia	Fulton	2009EV006344G	Seaman	Ernest	Papantonio

Georgia	Fulton	2009EV006345G	Seibert	Gary	Papantonio

Georgia	Fulton	2009EV006328G	Sendall	Charles	Papantonio

Georgia	Fulton	2009EV006329G	Silk	Ronald	Papantonio

Georgia	Fulton	52831	Slaughter	Michael	Papantonio

Georgia	Fulton	2009EV006332G	Slavens	Earl	Papantonio

Georgia	Fulton	2009EV006333G	Smith	Fonzo	Papantonio

Georgia	Fulton	2009EV006337G	Smith	James	Papantonio

Georgia	Fulton	2009EV006338G	Stephens	Edward	Papantonio

Georgia	Fulton	2009EV006341G	Stout	Leonard	Papantonio

Georgia	Fulton	2009EV006320G	Syx	Robert	Papantonio

Georgia	Fulton	2009EV006321G	Tarquin	Luke	Papantonio

Georgia	Fulton	2009EV006323G	Tate	Irene	Papantonio

Georgia	Fulton	2009EV006325G	Tillman	Joseph	Papantonio

Georgia	Fulton	2009EV006326G	Tipton	Jerry	Papantonio

Georgia	Fulton	2009EV006307G	Vasquez	Daniel	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Georgia	Fulton	2009EV006302G	Waggoner	George	Papantonio

Georgia	Fulton	2009EV006300G	Watson	Millard	Papantonio

Georgia	Fulton	2009EV006298G	Wells	Harold	Papantonio

Georgia	Fulton	2009EV006317G	White	Eugene	Papantonio

Georgia	Fulton	2009EV006314G	Williams	Mary	Papantonio

Georgia	Fulton	2009EV006312G	Willis	Jesse	Papantonio

Georgia	Fulton	2009EV006311G	Woods	Ramon Jr	Papantonio

Georgia	Fulton	2009EV006303G	Wright	David Sr	Papantonio

Kentucky	Warren	07-C1-2013	Easton	Peter	David Shelton

Louisiana	New Orleans		Barras	David	MS/LA Joint Venture

Louisiana	New Orleans	05-1792	Borel	Roland	TX Venture

Louisiana	New Orleans	03-`0990	Clostio	Raymond	MS/LA Joint Venture

Louisiana	New Orleans		Curole	Frank	MS/LA Joint Venture

Louisiana	New Orleans	05-5692	Fayard	Thaddeus	TX Venture

Louisiana	New Orleans	04-6313	Gasek	Robert	MS/LA Joint Venture

Louisiana	New Orleans		Goudeau	Gordon	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Louisiana	New Orleans	04-6313	Jackson	Willie	MS/LA Joint Venture

Louisiana	New Orleans	03-`0990	Ray	Ronnie	MS/LA Joint Venture

Louisiana	New Orleans		Sanchez	Frank	MS/LA Joint Venture

Louisiana	New Orleans		Tezeno	Robert	MS/LA Joint Venture

Louisiana	New Orleans		Thomas	Freddrick	MS/LA Joint Venture

Louisiana	New Orleans	04-4743	White	Sherman	MS/LA Joint Venture

Louisiana	New Orleans		White	Nicky	TX Venture

Louisiana	New Orleans		Williams	Charles	MS/LA Joint Venture

Mississippi	Copiah	2002-0357	Acy	Lamar	Motley Rice/Shannon

Mississippi	Forrest	CI02-0400	Adams	Kenneth	MS/LA Joint Venture

Mississippi	Smith	2002-496	Anderson	Leroy	MS/LA Joint Venture

Mississippi	Smith	2002-545	Anderson	James	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Arrington	Melton	MS/LA Joint Venture

Mississippi	Smith	2002-545	Artis	Wallace	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-545	Backlin	Alfred	MS/LA Joint Venture

Mississippi	Hinds	257-01-960CV	Backlin	Maxwell	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Bailey	Joel	MS/LA Joint Venture

Mississippi	Smith	2002-499	Bailey	Donald	MS/LA Joint Venture

Mississippi	Smith	2002-497	Ball	Otis	MS/LA Joint Venture

Mississippi	Smith	2002-499	Beavers	Lonnie	MS/LA Joint Venture

Mississippi	Smith	2002-545	Belk	Jimmy	MS/LA Joint Venture

Mississippi	Clay	2002-269	Bell	Mary	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Bell	Lorenzo	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Bennett	Jackie	MS/LA Joint Venture

Mississippi	Smith	2002-545	Beverly	Willie	MS/LA Joint Venture

Mississippi	Smith	2002-497	Bilbo	Martin	MS/LA Joint Venture

Mississippi	Smith	2002-545	Bishop	Roy	MS/LA Joint Venture

Mississippi	Hinds	2002-260	Blackmon	Joe	MS/LA Joint Venture

Mississippi	Smith	2002-497	Blankenship	William	MS/LA Joint Venture

Mississippi	Smith	2002-545	Bodenheimer	Warren	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-545	Bodenheimer	Warren (a)	MS/LA Joint Venture

Mississippi	Perry	2002-0120	Bolton	Ernest	MS/LA Joint Venture

Mississippi	Smith	2002-545	Boyington	James	MS/LA Joint Venture

Mississippi	Smith	2002-545	Breaux	Irving	MS/LA Joint Venture

Mississippi	Smith	2002-499	Britt	Dorice	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Bronson	Willie	MS/LA Joint Venture

Mississippi	Smith	2002-497	Brown	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-497	Brown	Houston	MS/LA Joint Venture

Mississippi	Smith	2002-499	Brown	Troy	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Bryant	Jewelene	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Bryson	Walter	MS/LA Joint Venture

Mississippi	Smith	2002-499	Burkley	Julianna	MS/LA Joint Venture

Mississippi	Holmes	2002-508	Burrell	Michael	MS/LA Joint Venture

Mississippi	Smith	2002-497	Butler	Ina	MS/LA Joint Venture

Mississippi	Smith	2002-497	Butler	Woodroe	MS/LA Joint Venture

Mississippi	Smith	2002-545	Byrd	Thomas	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-496	Caccioppo	Christopher	MS/LA Joint Venture

Mississippi	Smith	2002-545	Carpenter	Coleman	MS/LA Joint Venture

Mississippi	Smith	2002-545	Carpenter	Coleman (a)	MS/LA Joint Venture

Mississippi	Smith	2002-497	Chanery	Ernest	MS/LA Joint Venture

Mississippi	Smith	2002-497	Chestang	Aristed	MS/LA Joint Venture

Mississippi	Smith	2002-545	Clark	Bernette	MS/LA Joint Venture

Mississippi	Smith	2002-499	Coley	Pat	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Cooley	George	MS/LA Joint Venture

Mississippi	Copiah	2002-0357	Coon	Billy	Motley Rice/Shannon

Mississippi	Smith	2002-545	Coon	Douglas	MS/LA Joint Venture

Mississippi	Smith	2002-497	Cuevas	James	MS/LA Joint Venture

Mississippi	Hinds	257-01-960CV	Dahlgren	Clifton	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Dannehl	Louis	MS/LA Joint Venture

Mississippi	Smith	2002-499	Danzy	Rodney	MS/LA Joint Venture

Mississippi	Smith	2002-499	Darby	Wilson	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Davenport	Thomas	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-497	Davis	Jimmie	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Davis	Edgar	MS/LA Joint Venture

Mississippi	Smith	2002-545	Deneve	Mark	MS/LA Joint Venture

Mississippi	Smith	2002-545	Deneve	Mark	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Dillard	Tommy	MS/LA Joint Venture

Mississippi	Smith	2002-545	Dillard	Jimmy	MS/LA Joint Venture

Mississippi	Smith	2002-497	Dixon	A. C.	MS/LA Joint Venture

Mississippi	Smith	2002-497	Dixon	Cleotha	MS/LA Joint Venture

Mississippi	Smith	2002-545	Dossett	Joseph	MS/LA Joint Venture

Mississippi	Smith	2002-545	Douse	Frank Joseph	MS/LA Joint Venture

Mississippi	Smith	2002-497	Dunaway	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-499	Eanochs	Lonnie	MS/LA Joint Venture

Mississippi	Smith		Eason	Allan	MS/LA Joint Venture

Mississippi	Hinds	2002-0356	Edwards	Bobby	Motley Rice/Shannon

Mississippi	Smith	2002-497	Elmore	Kenneth	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Evans	Ben	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-545	Evans	James	MS/LA Joint Venture

Mississippi	Smith	2002-545	Evans	Stanley	MS/LA Joint Venture

Mississippi	Smith	2002-497	Fairley	Joe	MS/LA Joint Venture

Mississippi	Smith	2002-499	Farmer	John	MS/LA Joint Venture

Mississippi	Smith	2002-545	Faulkner	Hester	MS/LA Joint Venture

Mississippi	Smith	2002-497	Finch	Alfred	MS/LA Joint Venture

Mississippi	Smith	2002-497	Flanagin	James	MS/LA Joint Venture

Mississippi	Smith	2002-499	Fleming	Anthony	MS/LA Joint Venture

Mississippi	Smith	2002-497	Fountain	Perry	MS/LA Joint Venture

Mississippi	Smith	2002-545	Fox	Hurshel	MS/LA Joint Venture

Mississippi	Smith	2002-499	Fraddy	Jerry	MS/LA Joint Venture

Mississippi	Smith	2002-545	Freishtman	Larry	MS/LA Joint Venture

Mississippi	Smith	2002-545	Frost	Randy	MS/LA Joint Venture

Mississippi	Holmes	2002-503	Fuller	Terry W.	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Noxubee	2002-414	Gardner	Jackie	MS/LA Joint Venture

Mississippi	Smith	2002-545	Gardner	Mark	MS/LA Joint Venture

Mississippi	Smith	2002-545	Gardner	Warren	MS/LA Joint Venture

Mississippi	Smith	2002-496	Gaudet	Johnny	MS/LA Joint Venture

Mississippi	Smith	2002-545	Geck	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-497	Gentry	Paul	MS/LA Joint Venture

Mississippi	Smith	2002-545	Godpodinovich	Dominic	MS/LA Joint Venture

Mississippi	Smith	2002-545	Gordon	Eric	MS/LA Joint Venture

Mississippi	Copiah	2002-0357	Graham	Robert	Motley Rice/Shannon

Mississippi	Jones	2002-398	Graham	Henry	Motley Rice/Shannon

Mississippi	Noxubee	2002-414	Graves	Arthur	MS/LA Joint Venture

Mississippi	Smith	2002-499	Green	William	MS/LA Joint Venture

Mississippi	Smith	2002-545	Green	Glendell	MS/LA Joint Venture

Mississippi	Smith	2002-545	Greenlee	Percy	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Greer	Edward	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-499	Griffin	Mamie	MS/LA Joint Venture

Mississippi	Smith	2002-499	Hackett	Curtis	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Hall	Carlton	MS/LA Joint Venture

Mississippi	Smith	2002-499	Harris	Calvin	MS/LA Joint Venture

Mississippi	Smith	2002-545	Harris	Steven	MS/LA Joint Venture

Mississippi	Smith	2002-545	Harris	Vernon	MS/LA Joint Venture

Mississippi	Smith	2002-545	Harrison	Bryant	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Harsin	Mark	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Hathorn	Willie	MS/LA Joint Venture

Mississippi	Hinds	257-01-960CV	Hathorn	Daniel	MS/LA Joint Venture

Mississippi	Smith	2002-499	Haymond	Willie	MS/LA Joint Venture

Mississippi	Jones	2002-396-CV12	Holifield	Ronnie	Motley Rice/Shannon

Mississippi	Smith	2002-499	Howell	Robert	MS/LA Joint Venture

Mississippi	Smith	2002-497	Howie	James	MS/LA Joint Venture

Mississippi	Smith	2002-499	Hudson	Charlie	MS/LA Joint Venture

Mississippi	Smith	2002-497	Hunt	Jewel	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-499	Hutchinson	Mike	MS/LA Joint Venture

Mississippi	Smith	2002-497	Hyatt	Johnny	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Ishee	Samuel	MS/LA Joint Venture

Mississippi	Claiborne	2002-342	Jackson	Maurice	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Jackson	Monica	MS/LA Joint Venture

Mississippi	Smith	2002-499	Jacobson	Raymond	MS/LA Joint Venture

Mississippi	Hinds		Johnson	James	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Johnson	Bobby	MS/LA Joint Venture

Mississippi	Smith	2002-499	Johnson	John F.	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Jones	James	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Jones	Roy	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Jones	Zachary	MS/LA Joint Venture

Mississippi	Smith	2002-545	Jones	Alexander	MS/LA Joint Venture

Mississippi	Smith	2002-545	Jones	Jerry	MS/LA Joint Venture

Mississippi	Smith	2002-545	Jones	Joseph	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-545	Jones	Joseph	MS/LA Joint Venture

Mississippi	Smith	2002-545	Jordan	Ollie	MS/LA Joint Venture

Mississippi	Smith	2002-499	King	Samuel	MS/LA Joint Venture

Mississippi	Jones	2002-397	Knight	Albert	Motley Rice/Shannon

Mississippi	Jones		Knight	James	Motley Rice/Shannon

Mississippi	Smith	2002-497	Kuhn	Stephen	MS/LA Joint Venture

Mississippi	Smith	2002-497	Ladner	Billy	MS/LA Joint Venture

Mississippi	Smith	2002-497	Ladner	Carl	MS/LA Joint Venture

Mississippi	Smith	2002-497	Ladner	Cleyton	MS/LA Joint Venture

Mississippi	Smith	2002-497	Ladner	Joe	MS/LA Joint Venture

Mississippi	Smith	2002-499	Ladner	Harry	MS/LA Joint Venture

Mississippi	Smith	2002-499	Lambert	Randy	MS/LA Joint Venture

Mississippi	Smith	2002-499	Lamey	John	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Langley	Glaston	MS/LA Joint Venture

Mississippi	Smith	2002-497	Langlinais	Roosevelt	MS/LA Joint Venture

Mississippi	Smith	2002-497	Lawrence	Roger	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-545	Lawton	Clayton	MS/LA Joint Venture

Mississippi	Smith	2002-545	Leblanc	Andrew	MS/LA Joint Venture

Mississippi	Smith	2002-497	Lee	Gregory	MS/LA Joint Venture

Mississippi	Smith	2002-499	Lee	James	MS/LA Joint Venture

Mississippi	Smith	2002-499	Leger	Olen	MS/LA Joint Venture

Mississippi	Smith	2002-545	Lejeune	Jimmy	MS/LA Joint Venture

Mississippi	Smith	2002-497	Lett	Benjamin	MS/LA Joint Venture

Mississippi	Smith	2002-545	Lind	Joseph	MS/LA Joint Venture

Mississippi	Smith	2002-499	Lingle	Norris	MS/LA Joint Venture

Mississippi	Smith	2002-545	Lingo	John	MS/LA Joint Venture

Mississippi	Smith	2002-497	Loston	Albert	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Lowery	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-545	Lucas	Robert	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Luster	Walter	MS/LA Joint Venture

Mississippi	Smith	2002-545	Lyday	Kenneth	MS/LA Joint Venture

Mississippi	Smith	2002-497	Mason	Arthur	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-499	Matthews	Wilson	MS/LA Joint Venture

Mississippi	Smith	2002-545	Matthews	Randy Lee	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Mattix	Lee	MS/LA Joint Venture

Mississippi	Smith	2002-497	May	Morris	MS/LA Joint Venture

Mississippi	Smith	2002-499	May	Tillman	MS/LA Joint Venture

Mississippi	Smith	2002-499	May	Victor	MS/LA Joint Venture

Mississippi	Smith	2002-545	McCall	Elbert	MS/LA Joint Venture

Mississippi	Jones	2002-398	McCarty	Bobby	Motley Rice/Shannon

Mississippi	Jones	2002-397	McClain	Alvin	Motley Rice/Shannon

Mississippi	Smith	2002-497	McClantoc	David	MS/LA Joint Venture

Mississippi	Smith	2002-497	McCullough	Claude	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	McKee	Floyd	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	McKee	Kenneth	MS/LA Joint Venture

Mississippi	Smith	2002-497	McManus	Willis	MS/LA Joint Venture

Mississippi	Jasper	12-0200	McManus	Kendall	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-545	Medlin	Donald	MS/LA Joint Venture

Mississippi	Smith	2002-545	Medlin	Donald	MS/LA Joint Venture

Mississippi	Smith	2002-499	Middleton	Troy	MS/LA Joint Venture

Mississippi	Smith	2002-499	Mims	Howard	MS/LA Joint Venture

Mississippi	Smith	2002-499	Mims	Howard	MS/LA Joint Venture

Mississippi	Smith	2002-545	Mitchell	Archie	MS/LA Joint Venture

Mississippi	Smith	2002-499	Moore	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-545	Morgan	Henry	MS/LA Joint Venture

Mississippi	Copiah	2001-475	Morris	Vernon	Motley Rice/Shannon

Mississippi	Smith	2002-545	Morrisette	A.	MS/LA Joint Venture

Mississippi	Smith	2002-497	Moss	Jack	MS/LA Joint Venture

Mississippi	Copiah	2001-475	Mullins	Wilbur	Motley Rice/Shannon

Mississippi	Smith	2002-499	Myer	Marvin	MS/LA Joint Venture

Mississippi	Smith	2002-545	Nettles	John	MS/LA Joint Venture

Mississippi	Copiah	2001-475	Newell	Bennie	Motley Rice/Shannon

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-497	Nix	Diane	MS/LA Joint Venture

Mississippi	Jones	2002-398	Nobles	Al	Motley Rice/Shannon

Mississippi	Smith	2002-545	Odom	Roy	MS/LA Joint Venture

Mississippi	Smith	2002-497	O’Neal	Floyd	MS/LA Joint Venture

Mississippi	Smith	2002-545	Parent	Tom V.	MS/LA Joint Venture

Mississippi	Smith	2002-545	Parker	Ronnie	MS/LA Joint Venture

Mississippi	Smith	2002-499	Patronas	John	MS/LA Joint Venture

Mississippi	Smith	2002-545	Peeples	William	MS/LA Joint Venture

Mississippi	Smith	2002-545	Pendleton Jr.	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-499	Pendleton Sr.	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-497	Phillips	Albon	MS/LA Joint Venture

Mississippi	Smith	2002-545	Porter	Fritz	MS/LA Joint Venture

Mississippi	Smith	2002-545	Powell	Julius	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Price	Carolyn	MS/LA Joint Venture

Mississippi	Smith	2002-499	Prince	Billy	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-499	Ramsden	George	MS/LA Joint Venture

Mississippi	Washington	CI-2002-303	Redmond	John	MS/LA Joint Venture

Mississippi	Smith	2002-496	Reed	James	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Releford	Ernesto	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Richardson	James	MS/LA Joint Venture

Mississippi	Smith	2002-545	Ricks	Louise	MS/LA Joint Venture

Mississippi	Smith	2002-545	Rivers	Roy	MS/LA Joint Venture

Mississippi	Copiah	2001-475	Roberts	James	Motley Rice/Shannon

Mississippi	Smith	2002-545	Roberts	James	MS/LA Joint Venture

Mississippi	Copiah	2001-475	Robinson	Vincent	Motley Rice/Shannon

Mississippi	Smith	2002-545	Rushing	Roger	MS/LA Joint Venture

Mississippi	Smith	2002-545	Ryals	Dennis	MS/LA Joint Venture

Mississippi	Smith	2002-499	Seaman	Ernest	MS/LA Joint Venture

Mississippi	Smith	2002-545	Shoemaker	Wayne	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Sivley	Billy Joe	MS/LA Joint Venture

Mississippi	Jasper	12-0199	Smith	Charles	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Noxubee	2002-414	Smith	Kenneth	MS/LA Joint Venture

Mississippi	Smith	2002-545	Smith	Allen	MS/LA Joint Venture

Mississippi	Smith	2002-545	Smith	Alton	MS/LA Joint Venture

Mississippi	Smith	2002-545	Smith	Charles	MS/LA Joint Venture

Mississippi	Hinds	257-01-960CV	Smith	Reynolds	MS/LA Joint Venture

Mississippi	Lowndes	2002-0297-CV1	Smith	Essex	MS/LA Joint Venture

Mississippi	Smith	2002-499	Spells	Jeffrey	MS/LA Joint Venture

Mississippi	Smith	2002-499	Spells	Jeffrey	MS/LA Joint Venture

Mississippi	Smith	2002-499	Spencer	Walter	MS/LA Joint Venture

Mississippi	Smith	2002-545	Spencer	Shellie	MS/LA Joint Venture

Mississippi	Smith	2002-499	Stamper	George	MS/LA Joint Venture

Mississippi	Smith	2002-545	Stevenson	Charlie	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Stokes	Charles	MS/LA Joint Venture

Mississippi	Smith	2002-499	Taylor	James	MS/LA Joint Venture

Mississippi	Smith	2002-545	Taylor	Cleveland	MS/LA Joint Venture

Mississippi	Smith	2002-497	Thames	Michael	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Jasper	12-0200	Thompson	James	MS/LA Joint Venture

Mississippi	Copiah	2001-475	Thompson	Sidney	Motley Rice/Shannon

Mississippi	Hinds		Thompson	John	MS/LA Joint Venture

Mississippi	Smith	2002-545	Toy	Robert	MS/LA Joint Venture

Mississippi	Smith	2002-545	Triplett	Jimmy	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	Turman	W. A.	MS/LA Joint Venture

Mississippi	Smith	2002-499	Vanassdale	Alex	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Vayda	Joseph A.	MS/LA Joint Venture

Mississippi	Smith	2002-545	Verret	Roy	MS/LA Joint Venture

Mississippi	Smith	2002-499	Walker	Edison	MS/LA Joint Venture

Mississippi	Smith	2002-499	Warnsley	Melvin	MS/LA Joint Venture

Mississippi	Smith	2002-497	Warren	Kenneth	MS/LA Joint Venture

Mississippi	Smith	2002-499	Warren	Pate	MS/LA Joint Venture

Mississippi	Smith	2002-545	Washington	William	MS/LA Joint Venture

Mississippi	Smith	2002-499	Wason	Robert	MS/LA Joint Venture

Mississippi	Smith	2002-499	Watkins	George	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-496	Watts	Rodrick	MS/LA Joint Venture

Mississippi	Smith	2002-497	Weems	Maddison	MS/LA Joint Venture

Mississippi	Smith	2002-497	Wells	Herbert	MS/LA Joint Venture

Mississippi	Smith	2002-545	Welsh	David	MS/LA Joint Venture

Mississippi	Smith	2002-497	Westbrook	Earnest	MS/LA Joint Venture

Mississippi	Smith	2002-497	Westbrook	William	MS/LA Joint Venture

Mississippi	Smith	2002-499	Westry	James	MS/LA Joint Venture

Mississippi	Smith	2002-545	Whiddon	Robert	MS/LA Joint Venture

Mississippi	Smith	2002-545	Whiddon	Robert	MS/LA Joint Venture

Mississippi	Copiah	2002-0357	White	Michael	Motley Rice/Shannon

Mississippi	Jasper	12-0200	White	Thomas	MS/LA Joint Venture

Mississippi	Smith	2002-499	White	Christopher	MS/LA Joint Venture

Mississippi	Noxubee	2002-414	White	Christopher	MS/LA Joint Venture

Mississippi	Hinds		White	James	MS/LA Joint Venture

Mississippi	Smith	2002-545	Wiley	William	MS/LA Joint Venture

Mississippi	Smith	2002-545	Wiley	William	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Hinds	257-01-960CV	Wiley	Ben	MS/LA Joint Venture

Mississippi	Smith	2002-545	Wilkinson	Robert	MS/LA Joint Venture

Mississippi	Jasper	12-0200	Williams	Louis	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Henry	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Henry	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Leonard	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Tony	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Tony	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Tony	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Tony	MS/LA Joint Venture

Mississippi	Smith	2002-545	Williams	Wesley	MS/LA Joint Venture

Mississippi	Jones	2002-397	Wilson	Kenneth	Motley Rice/Shannon

Mississippi	Smith	2002-545	Wire	Lynn	MS/LA Joint Venture

Mississippi	Smith	2002-545	Wire	Lynn	MS/LA Joint Venture

Mississippi	Smith	2002-545	Wisham	Darrell	MS/LA Joint Venture

Mississippi	Smith	2002-545	Wisham	Darrell	MS/LA Joint Venture

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Mississippi	Smith	2002-499	Young	Frank	MS/LA Joint Venture

Ohio	Cuyahoga	559666	Archibald	Thoyell	withdrawn

Ohio	Cuyahoga	559707	Bell	Charles	withdrawn

Ohio	Cuyahoga	572183	Bly	Bruce	withdrawn

Ohio	Cuyahoga	559742	Bollmer	Melvin	withdrawn

Ohio	Cuyahoga	545413	Boyd	Joseph	Climaco, Lefkowitz, Peca, Wilcox & Garofoli, LPA

Ohio	Cuyahoga	571811	Charmley	John	withdrawn

Ohio	Cuyahoga	559356	Fritz	Eugene	withdrawn

Ohio	Cuyahoga	559814	Harless	Lloyd	withdrawn

Ohio	Cuyahoga	559754	Henry	Patrick	withdrawn

Ohio	Cuyahoga	559708	Jones	Earl	withdrawn

Ohio	Cuyahoga	559358	Kuligowski	Leon	withdrawn

Ohio	Cuyahoga	559597	Marshall	Rodney	withdrawn

Ohio	Cuyahoga	559375	Meadows	Earl	withdrawn

Ohio	Cuyahoga	559749	Monkman	Timothy	withdrawn

Ohio	Cuyahoga	559363	Ost	Michael	withdrawn

Ohio	Cuyahoga	559738	Pack	Danny	withdrawn

Ohio	Stark	2011cv02398	Pancher	Clayton	Tzangas, Plakas, Mannos & Raies

Ohio	Cuyahoga	559361	Rodgers	William	withdrawn

Ohio	Cuyahoga	559725	Salnikoff	Michael	withdrawn

Ohio	Cuyahoga	644587	Smolcic	Paul	withdrawn

Ohio	Cuyahoga	559355	Thompson	Willie	withdrawn

Ohio	Cuyahoga	559351	Watkins	Allen	withdrawn

Ohio	Cuyahoga	531703	Wikoff	Daniel	withdrawn

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Ohio	Cuyahoga	559350	Williams	L. C.	withdrawn

Texas	Jefferson	168572	Adams	David	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Alexander	Nicholas	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Alexander	Randall	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Allen	James	Carlile Law Firm

Texas	Jefferson	168572	Authement	Dale	Carlile Law Firm

Texas	Jefferson	168572	Babin	Edmond	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Barker	Jewel	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Bartley	Ronnie	Carlile Law Firm

Texas	Cass	03-C-814	Battise	Kelly	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Beason	Charles	Carlile Law Firm

Texas	Jefferson	168572	Benoit	Doug	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Benson	Steven	Carlile Law Firm

Texas	Jefferson	168572	Bergeron	Isaac	Carlile Law Firm

Texas	Jefferson	168572	Bergeron	Robert	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Berry	Robert	Carlile Law Firm

Texas	Jefferson	168572	Bonvillian	Eugene	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Jefferson	168572	Boudreaux	Louis	Carlile Law Firm

Texas	Jefferson	168572	Bourgeois	Andrew	Carlile Law Firm

Texas	Jefferson	168572	Bourgeois	Emile	Carlile Law Firm

Texas	Panola	2008-522	Bradford	John	Carlile Law Firm

Texas	Cass	03-C-814	Breaux	Richard	Carlile Law Firm

Texas	Jefferson	168572	Breaux	Earl	Carlile Law Firm

Texas	Jefferson	168572	Breaux	Roy	Carlile Law Firm

Texas	Jefferson	168572	Breaux	Willie	Carlile Law Firm

Texas	Cass	03-C-814	Broussard	Johnny	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Brown	Raymond	Carlile Law Firm

Texas	Jefferson	168572	Brunet	Elmer	Carlile Law Firm

Texas	Jefferson	168572	Brunet	Ralph	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Carter	George	Carlile Law Firm

Texas	Jefferson	168572	Castle	Lawrence	Carlile Law Firm

Texas	Jefferson	168572	Chauvin	Bobby	Carlile Law Firm

Texas	Jefferson	168572	Chauvin	Gerald	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Cass	03-C-814	Childress	Betty	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Clark	Kenneth	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Cloy	Frank	Carlile Law Firm

Texas	Cass	03-C-814	Cobb	James	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Coker	Billy	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Coker	Davis	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Colburn	Nolan	Carlile Law Firm

Texas	Cass	03-C-814	Combs	Don	Carlile Law Firm

Texas	Cass	03-C-814	Copeland	George	Carlile Law Firm

Texas	Jefferson	168572	Cosby	Jack	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Cranford	Bobby	Carlile Law Firm

Texas	Jefferson	168572	Cressione	Louis	Carlile Law Firm

Texas	Cass	03-C-814	Crochet	Paul	Carlile Law Firm

Texas	Jefferson	168572	Daigle	Jimmie	Carlile Law Firm

Texas	Jefferson	168572	Daigle	Verlon	Carlile Law Firm

Texas	Cass	03-C-814	Dean	Willie	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Jefferson	168572	Desselle	Bruce	Carlile Law Firm

Texas	Cass	03-C-814	Dlancey	Charles	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Dotson	Stanley	Carlile Law Firm

Texas	Jefferson	168572	Dufrene	Joseph	Carlile Law Firm

Texas	Jefferson	168572	Dufrene	Maurice	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Dunn	Eddie	Carlile Law Firm

Texas	Jefferson	168572	Dupre	Michael	Carlile Law Firm

Texas	Jefferson	168572	Durocher	Eldridge	Carlile Law Firm

Texas	Jefferson	168572	Edwards	William	Carlile Law Firm

Texas	Cass	03-C-814	Ellender	Glenn	Carlile Law Firm

Texas	Jefferson	168572	Ellender	Arthur	Carlile Law Firm

Texas	Jefferson	168572	Ellender	Bobby	Carlile Law Firm

Texas	Jefferson	168572	Ezell	Clyde	Carlile Law Firm

Texas	Jefferson	168572	Fanguy	Howard	Carlile Law Firm

Texas	Cass	03-C-814	Findley	Mildred	Carlile Law Firm

Texas	Cass	03-C-814	Flowers	Alma	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Jefferson	168572	Fonseca	Berwick	Carlile Law Firm

Texas	Jefferson	168572	Ford	Arthur	Carlile Law Firm

Texas	Cass	03-C-814	Foret	Noel	Carlile Law Firm

Texas	Jefferson	168572	Foret	Raymond	Carlile Law Firm

Texas	Jefferson	168572	Freeman	Roy	Carlile Law Firm

Texas	Jefferson	168572	Gaudet	Phillip	Carlile Law Firm

Texas	Jefferson	168572	Gautreaux	Oscar	Carlile Law Firm

Texas	Jefferson	168572	Gautreaux	Ronald	Carlile Law Firm

Texas	Cass	03-C-814	Gilfour	Todd	Carlile Law Firm

Texas	Jefferson	168572	Giroir	Ricky	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Graham	Glen	Carlile Law Firm

Texas	Cass	03-C-814	Gros	Jean	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Haggerty	Sammie	Carlile Law Firm

Texas	Cass	03-C-814	Haney	Bobby	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Harrell	Roy	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Hasler	Jesse	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Cass	03-C-814	Hebert	Richard	Carlile Law Firm

Texas	Jefferson	168572	Hebert	Jules	Carlile Law Firm

Texas	Jefferson	168572	Hebert	Tobay	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Heim	John	Carlile Law Firm

Texas	Cass	03-C-814	Heim	John	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Hickman	Robert	Carlile Law Firm

Texas	Jefferson	168572	Hilton	Gary	Carlile Law Firm

Texas	Jefferson	168572	Himel	Rene	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Horton	Leslie	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Houlditch	Carl	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Jamison	Jefferson	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Johnson	Sidney	Carlile Law Firm

Texas	Jefferson	168572	Johnson	Ralph	Carlile Law Firm

Texas	Jefferson	168572	Knight	John	Carlile Law Firm

Texas	Jefferson	168572	Knupp	Mac	Carlile Law Firm

Texas	Jefferson	168572	Lacombe	Chester	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Cass	03-C-814	Lane	Alvin	Carlile Law Firm

Texas	Jefferson	168572	Le Boeuf	Harry	Carlile Law Firm

Texas	Jefferson	168572	Le Boeuf	Leroy	Carlile Law Firm

Texas	Jefferson	168572	Le Boeuf	Wayne	Carlile Law Firm

Texas	Jefferson	168572	LeBoeuf	David	Carlile Law Firm

Texas	Jefferson	168572	Ledford	Johnny	Carlile Law Firm

Texas	Jefferson	168572	Lee	Gary	Carlile Law Firm

Texas	Cass	03-C-814	Leonard	Johnny	Carlile Law Firm

Texas	Jefferson	168572	Levron	Chris	Carlile Law Firm

Texas	Jefferson	168572	Levron	Timothy	Carlile Law Firm

Texas	Cass	03-C-814	Lewis	Harris	Carlile Law Firm

Texas	Cass	03-C-814	Lewis	Ruby	Carlile Law Firm

Texas	Cass	03-C-814	Lirette	Roy	Carlile Law Firm

Texas	Jefferson	168572	Lirette	Donnie	Carlile Law Firm

Texas	Jefferson	168572	Lombardi	John	Carlile Law Firm

Texas	Jefferson	168572	Lopez	Linduel	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Jefferson	168572	Loupe	Murphy	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Love	Richard	Carlile Law Firm

Texas	Jefferson	168572	Lovell	Eugene	Carlile Law Firm

Texas	Jefferson	168572	Lovell	James	Carlile Law Firm

Texas	Cass	03-C-814	Marcel	Kurt	Carlile Law Firm

Texas	Jefferson	168572	Marcel	Arcen	Carlile Law Firm

Texas	Jefferson	168572	Marcel	David	Carlile Law Firm

Texas	Jefferson	168572	Marcel	Gerard	Carlile Law Firm

Texas	Jefferson	168572	Martello	Paul	Carlile Law Firm

Texas	Jefferson	168572	Martin	Billy	Carlile Law Firm

Texas	Jefferson	168572	Martin	Perry	Carlile Law Firm

Texas	Jefferson	168572	Martin	Rodney	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Maxwell	Kevin	Carlile Law Firm

Texas	Jefferson	168572	Mayon	Ricky	Carlile Law Firm

Texas	Jefferson	168572	Mayon	Sterling	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	McCowan	Michael	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Harrison	2008-8107-CC2	Meeks	Doyle	Carlile Law Firm

Texas	Jefferson	168572	Mena	Jorge	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Merritt	Phillip	Carlile Law Firm

Texas	Jefferson	168572	Miller	Billy	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Moore	Freddie	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Moore	Freddie	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Moore	William	Carlile Law Firm

Texas	Panola	2008-522	Motley	Marlon	Carlile Law Firm

Texas	Jefferson	168572	Nicole	Douglas	Carlile Law Firm

Texas	Jefferson	168572	Oliver	Gilbert	Carlile Law Firm

Texas	Jefferson	168572	Olivier	Steve	Carlile Law Firm

Texas	Panola	2008-522	Owens	James	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Parker	Charlie	Carlile Law Firm

Texas	Cass	03-C-814	Patterson	Douglas	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Peace	John	Carlile Law Firm

Texas	Jefferson	168572	Peltier	Davis	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Jefferson	168572	Peltier	Paul	Carlile Law Firm

Texas	Cass	03-C-814	Percy	Gary	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Perkins	L.C.	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Perrine	Kevin	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Pinkerton	Willie	Carlile Law Firm

Texas	Jefferson	168572	Plaisance	Patrick	Carlile Law Firm

Texas	Jefferson	168572	Polaski	Gerald	Carlile Law Firm

Texas	Cass	03-C-814	Porche	Kenneth	Carlile Law Firm

Texas	Jefferson	168572	Porche	Russell	Carlile Law Firm

Texas	Jefferson	168572	Rhodes	Glynn	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Richardson	Jimmie	Carlile Law Firm

Texas	Jefferson	168572	Richoux	Raymond	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Rimes	Juan	Carlile Law Firm

Texas	Jefferson	168572	Rink	Adley	Carlile Law Firm

Texas	Jefferson	168572	Rink	Charles	Carlile Law Firm

Texas	Jefferson	168572	Robertson	Dan	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Harrison	2008-8107-CC2	Rockmore	Adell	Carlile Law Firm

Texas	Cass	03-C-814	Ruffin	Samuel	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Rutledge	Haslett	Carlile Law Firm

Texas	Jefferson	168572	Savoy	Thomas	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Shaw	William	Carlile Law Firm

Texas	Jefferson	168572	Simon	Robert	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Slade	C.S.	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Smith	Gene	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Smith	James	Carlile Law Firm

Texas	Jefferson	168572	Souldier	Jeffrey	Carlile Law Firm

Texas	Cass	03-C-814	Stevens	Travis	Carlile Law Firm

Texas	Cass	03-C-814	Tanner	Carl	Carlile Law Firm

Texas	Jefferson	168572	Theriot	Freddie	Carlile Law Firm

Texas	Jefferson	168572	Thibodaux	Robert	Carlile Law Firm

Texas	Jefferson	168572	Troslair	Jerry	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Tucker	Zack	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Texas	Jefferson	168572	Verret	Russel	Carlile Law Firm

Texas	Jefferson	168572	Villamarette	Kevin	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Vona	Andrew	Carlile Law Firm

Texas	Cass	03-C-814	Walker	Sidney	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Wall	Billy	Carlile Law Firm

Texas	Jefferson	168572	Ward	Willie	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Washington	John	Carlile Law Firm

Texas	Jefferson	168572	Watson	Malcolm	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Weatherall	Doretha	Carlile Law Firm

Texas	Jefferson	168572	Webre	Robert	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Williams	Benjamin	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Williams	Ronald	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Williams	Verdell	Carlile Law Firm

Texas	Cass	03-C-814	Wilson	Malik	Carlile Law Firm

Texas	Harrison	2008-8107-CC2	Wright	J.T.	Carlile Law Firm

Texas	Cass	03-C-814	Zeringue	Leonard	Carlile Law Firm

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Virgin Islands	St. Croix	303/06	Boland	Danase	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Campbell	Cecil	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Charles	Collins	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Chelcher	Patrick	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Clifford	Leo	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Hackshaw	Ulrick	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Herelle	Maxius	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Hurtault	Ivan	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Jerome	Lawrence	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Mathurin	John	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Moralez	Juan	Motley Rice/Shannon

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Virgin Islands	St. Croix	303/06	Passee	Matthew	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Paul	Cyril	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Rawlins	Clinton	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Reece	Carl	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Taylor	Gerald	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Valmont	Timothy	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Vernege	Matthew	Motley Rice/Shannon

Virgin Islands	St. Croix	303/06	Williams	Elisha	Motley Rice/Shannon

West Virginia	McDowell	06-C-281-S	Barker	Jackie	Motley Rice

West Virginia	Ohio	07-C-429	Cooper	Roger	Motley Rice

West Virginia	Marshall	06-C-182	Crigger	Marvin	Pro Se

West Virginia	Mason	06-C-103-N	Ewing	Thomas	Motley Rice

West Virginia	Kanawha	03-C-3212	Lofty	Mickey	Papantonio

RESOLUTION AGREEMENT - EXHIBIT B

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
West Virginia	Mason	06-C-164-N	McBenge	Mark	Motley Rice

West Virginia	Wayne		Mitchem	Albert	Motley Rice

West Virginia	Kanawha	03-C-3216	Morrison	Bobby	Papantonio

West Virginia	Mason	06-C-103-N	Pauley	Steven	Motley Rice

West Virginia	Kanawha	03-C-3219	Smith	William	Papantonio

West Virginia	Ohio	06-C-427	Wilkins	John	Motley Rice

West Virginia	Ohio	06-C-427	Yinger	Daryl	Motley Rice

RESOLUTION AGREEMENT - EXHIBIT B

UNASSERTED CLAIMS

State	County	Docket Number	Last Name	First Name	Counsel	Date of Birth	Social Security Number	Gender
Alabama		unfiled	Corkins	Ronny	David Shelton

Kentucky	Warren	07-C1-2013	Easton	Peter	David Shelton

New York		unfiled	Galano	Vincent	David Shelton

Wisconsin		unfiled	Macoiz	Edward	David Shelton

RESOLUTION AGREEMENT — EXHIBIT C

RELEASE OF ALL CLAIMS

Recitals

1.	I, the undersigned “Releasor,” am a plaintiff in a case currently pending in either the federal Multidistrict Litigation Proceeding, MDL 1535, venued in the United States District Court in the Northern District of Ohio, or in another federal or state court proceeding, alleging personal injury from exposure to manganese from welding fumes attributable to products of one or more Defendants or I have an Unasserted Claim (as defined herein) of alleged personal injury from exposure to manganese from welding fumes from the products of one or more Defendants.

2.	By this Release, I am accepting the minimum payment of One Hundred Dollars ($100.00) and the right to enroll in the resolution program established and managed by Plaintiffs’ Counsel (the “Program”), which will be funded pursuant to the terms of the Agreement of Resolution (the “Agreement”) dated as of January 18, 2012 and entered into with certain defendants; namely, A.O. Smith Corporation, Arcos Industries, LLC, Avesta Polarit Welding, Inc., Böhler Welding Group USA, Inc., CBS Corporation f/k/a Viacom Inc., the successor by merger to CBS Corporation, f/k/a Westinghouse Electric Corporation, Deloro Stellite, L.P. f/k/a Deloro Stellite Company, Inc., Eutectic Corporation, Hobart Brothers Company, Linde LLC f/k/a The BOC Group, Inc. and/or Airco, Inc. and/or Air Reduction Company, Inc., Praxair, Inc., Sandvik, Inc., Select-Arc Inc., Socra Corporation, as successor to Arcos Alloys Corporation, TDY Industries, Inc., Techalloy Company, Inc., The ESAB Group, Inc., The Lincoln Electric Company, and Thermadyne Holdings Corporation and their affiliates, successors and assigns (collectively, “Defendants”).

3.	I understand that terms substantially in the form of Plaintiffs’ Counsels’ Claims Processing and Program Fund Allocation Protocol (the “Protocol”), which is Exhibit A to the Agreement, shall govern the amount of compensation, if any, beyond the $100.00 payment referenced in Paragraph 2 above that I may receive from the Program. I further understand that, in order to participate in the Program under the Protocol, I am required to submit a release of any and all claims that I and the other Releasing Parties (as defined under “Release”) have, or may have in the future against the Released Parties (as defined under “Release”) arising from, related to, or in any way connected with allegations of injury and/or death due to exposure to welding fumes. I acknowledge receipt of both the Agreement and Protocol prior to my execution of this Release.

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4.	Accordingly, in consideration of Defendants’ agreement to fund the Program, including receipt of a minimum payment of $100.00 per release for the valid execution and delivery of this Release by all Plaintiffs, the opportunity to submit materials in connection with my claim to the Program, and the possibility that I may receive an additional monetary award from the Program, I hereby give and make the following releases, waivers, acknowledgements and agreements for the benefit of the Released Parties (this “Release”). This Release is also entered into by any Derivative Claimant (as defined under “Releasing Party”) who will execute a signature page hereto, in which case the agreement of such Derivative Claimant set forth on its signature page is incorporated in, and is part of, this Release. Any such Derivative Claimant will not be entitled to a separate $100.00 payment pursuant to Section 4.1 of the Agreement. By signing this Release, both I and any such Derivative Claimant agree to be bound by the Agreement and Protocol and the decisions of the Claims Administrator under the Program and understand and acknowledge that there is no assurance as to the additional amount of payment, if any, to be made to me or to any claimant under the Program above the minimum payment described above, and this fact shall in no way affect the validity or effect of this Release or any Stipulation of Dismissal With Prejudice provided by me or on my behalf.

Release

5.

In return for the payment of One Hundred Dollars ($100.00) and other good and valuable consideration, including the funding of the Program under the Agreement in which I am allowed to participate, the sufficiency of which is acknowledged, I do hereby on my own behalf and on behalf of each other Releasing Party, knowingly and voluntarily RELEASE, REMISE, ACQUIT and FOREVER DISCHARGE the Released Parties from (i) any and all claims, rights, remedies, actions, demands, causes of action, suits at law or in equity, based on common law, regulations or statutes (including any applicable wrongful death statute), suits of judgments and/or Liens (as defined under “Liens and Other Third-Party Payor Claims”), of any kind whatsoever, known or unknown, past, present or future that in any way arise out of (a) any injuries, death, losses and/or damages, which are, or may be, in any way connected with exposure to welding fumes, except for any injuries, death, losses and/or damages, which are, or may be, in any way connected with exposure to asbestos, which claims, demands and causes of action are expressly reserved, (b) claims relating to the availability of future Medicare-covered expenses, and any private cause of action I or any other Releasing Party may have under 42 U.S.C. 1395y(b)(3)(A), and (c) claims arising from or related to the Program, the Protocol, and the decisions of the Claims Administrator under the Program (“Claims”), which I or any other Releasing Party may have ever had, may now have or at any time hereafter may have against any Released Party, and/or (ii) any and all debts, liabilities, obligations, covenants, promises, contracts, agreements and/or obligations, of any kind whatsoever, which are, or may be, in any way connected with exposure to welding fumes, except for any injuries, death, losses and/or damages, which are, or may be, in any way connected with exposure to asbestos, which are expressly reserved (“Liabilities”), which any Released Party may have ever had, may now have or at any time hereafter may have to me or any other Releasing Party. These Claims and Liabilities are the “Released Claims and Liabilities.” In addition to the asbestos-related claims of the Releasing Parties reserved in clause (i)(a)

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above, the Released Claims and Liabilities also do not include claims by a spouse or child of Releasor (or, if Releasor is a legal representative of a person who was allegedly injured or died as a result of exposure to welding fumes, such allegedly injured of deceased person), for claims that the spouse or child might have now or in the future related to their personal exposure welding fumes, which claims, demands or causes of action are also expressly reserved. This Release is irrevocable by me upon my execution as of the date set forth beneath my name, but shall become effective upon Defendants making the Program Funding Payment set forth in Section 3.2.1 of the Agreement.

a.	The term “Released Party” or “Released Parties” means (i) each Defendant, (ii) any other defendants currently or formerly named in any litigation I have brought as a result of a Welding Fume Claim, and (iii) any past or present manufacturers, suppliers of materials, distributors, wholesalers, rebranders or other persons involved in the design, manufacture, formulation, testing, distribution, marketing, labeling, advertising and/or sale, of any of the welding products that I (or the injured person of my claim) allegedly used or to which I (or the injured person of my claim) was allegedly exposed, (iv) for each entity or person referred to in clauses (i), (ii) and (iii) of this paragraph, its respective past, present, and/or future parents, subsidiaries, divisions, affiliates, joint venturers, predecessors, successors, assigns, and transferees and its respective past, present and/or future shareholders (or the equivalent thereto), directors (or the equivalent thereto), officers (or the equivalent thereto), owners, managers, principals, employees, consultants, advisors, attorneys, agents, servants, representatives, heirs, trustees, executors, estate administrators, and the personal representatives (or the equivalent thereto), and (v) the respective insurers of all such entities or persons referred to in clauses (i), (ii), (iii) and (vi), to the extent of their capacity as the insurer of such entities or persons.

b.	The term “Releasing Party” or “Releasing Parties” means (i) me and (ii) any and all persons who have sued one or more Defendants or any other Released Party, independently, derivatively or otherwise, by reason of their relationship with or to me (“Derivative Claimants”). .

6.

I acknowledge that I (and/or any other Releasing Party) may in the future learn of additional or different facts as they relate to the Claims or Liabilities, the Released Parties’ activities, and/or any injury I (and/or any other Releasing Party) have ever claimed, or may at any time in the future claim, was caused, in whole or in part, by exposure to welding fumes. I understand and acknowledge the significance and consequences of releasing all of the Released Claims and Liabilities and hereby (on my own behalf and on behalf of each other Releasing Party) assume full risk and responsibility for any and all such additional and/or different facts and any and all Released Claims and Liabilities that I (and/or any other Releasing Party) may hereinafter incur or discover. To the extent that any law, statute, ordinance, rule, regulation, case or other legal provision or authority, including, but not limited to, the provisions of Section 1542 of the California Civil Code, (each, a “Law”) may at any time purport to preserve my and/or any other Releasing Party’s right to hereinafter assert any such unknown and/or unanticipated Claims and/or Liabilities, I hereby (on my own behalf and on behalf

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of each other Releasing Party) specifically and expressly waive (to the fullest extent permitted by applicable Law) each Releasing Party’s rights under such Law. I further acknowledge having had an opportunity to obtain advice of counsel of my choosing regarding this waiver, and having discussed it with such counsel to my satisfaction.

7.	On my own behalf and on behalf of each other Releasing Party, I acknowledge and agree that the releases set forth in this Release are irrevocable and unconditional, inure to the benefit of each Released Party, and are intended to be as broad as can possibly be created so that Defendants and other Released Parties shall never be called upon to pay any further sums or expenses or be liable, directly or indirectly, to Releasing Parties, or any of them, or to any person, firm or entity claiming by, through, under, the Releasing Parties, or any of them, for the Released Claims and Liabilities, or to any person or entity seeking contribution and/or indemnity from the Released Parties, or any of them, by reason of any legal actions brought against them by me or other Releasing Parties pertaining in any way to, or arising from, the Released Claims and Liabilities.

8.	WITHOUT LIMITING THE FOREGOING, THIS RELEASE IS SPECIFICALLY INTENDED TO OPERATE AND BE APPLICABLE EVEN IF IT IS ALLEGED, CHARGED OR PROVED THAT SOME OR ALL OF THE RELEASED CLAIMS AND LIABILITIES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE, NEGLIGENCE PER SE, GROSS NEGLIGENCE, BREACH OF WARRANTY, VIOLATION OF LAW, DEFECTIVE PRODUCT, MALICE, AND/OR CONDUCT OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, INTENTIONAL CONDUCT) BY ONE OR MORE DEFENDANTS, ANY OF THE OTHER RELEASED PARTIES, ANY RELEASING PARTY AND/OR ANY OTHER PERSON. THIS RELEASE IS SPECIFICALLY INTENDED TO AND DOES INCLUDE, BUT IS NOT LIMITED TO, A RELEASE OF, AND COVENANT NOT TO SUE FOR, ANY WRONGFUL DEATH CLAIM THAT MAY BE BROUGHT AT ANY TIME BY OR ON BEHALF OF ANY OF THE RELEASING PARTIES IN CONNECTION WITH ANY OF THE FACTS, EVENTS AND/OR INCIDENTS, THAT GAVE RISE TO ANY OF THE RELEASED CLAIMS AND LIABILITIES.

Attorneys’ Fees; Division of Any Program Award Payment

9.	I understand that the Released Parties are not responsible for any attorneys’ fees, costs (including, but not limited to, court costs), ad litem fees, or expenses that I or my Counsel have incurred or may at any time incur, including, but not limited to, in connection with the entering into this Release and having my pending lawsuit dismissed. I understand that, with respect to any payment that may be made to me under the Program (a “Program Award Payment”), including the guaranteed minimum payment of $100.00, subject to Liens, any division of such Program Award Payment between me, any Derivative Claimant executing this Release and our respective Counsel (if any) executing a Certification of Counsel attached to this Release shall be determined by me and such other person(s), and such division, or any dispute in relation to such division, shall in no way affect the validity of this Release or any Stipulation of Dismissal With Prejudice provided to dismiss my pending lawsuit, if applicable.

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Covenant Not To Pursue Certain Claims

10.	I hereby agree and covenant that I will never (i) take any legal, or other action to initiate, pursue or maintain, or otherwise attempt to execute upon, collect or otherwise enforce, any of the Released Claims and Liabilities of or against any Released Party, (ii) institute or participate in any new legal action against any Released Party relating to any injury I (and/or any other Releasing Party) have ever claimed, or may at any time hereafter claim, were caused in whole or in part by exposure to welding fumes, or (iii) attempt to execute or collect on, or otherwise enforce, any judgment that may be entered against any Released Party in any legal action described in clause (ii) or my pending legal action against one or more Defendants. I further agree and covenant that I will not take any legal or other action to initiate, pursue or maintain a claim against the Claims Administrator, nor any employee, agent or representative of the Claims Administrator, in connection with the Program, except, with respect to each such Person, or such Person’s own willful misconduct.

Dismissal of Pending Action

11.	It is further agreed and understood that the pending claim or cause of action brought by me or on my behalf as described above shall be concluded by entry of a dismissal with prejudice with my consent and the consent of all Releasing Parties in accordance with the terms of the Agreement.

Liens and Other Third-Party Payor Claims

12.	I agree that before any Program Award Payment is made to me, I shall identify to Defendants, my counsel, and to the Lien Resolution Administrator for the Program all Governmental Authorities that are Third-Party Providers/Payors (as defined below) known to me to hold or assert any lien, pledge, charge, security interest, assignment, encumbrance, subrogation right, third-party interest or other adverse claim of any nature whatsoever (“Lien”) pursuant to any applicable statute with respect to any Program Award Payment (and/or the right to receive such Program Award Payment), through procedures and protocols to be established by the Lien Resolution Administrator, subject to approval by the Claims Administrator for the Program under the terms of the Protocol. I also agree that before any Program Award is made to me, I shall provide the information required under Section 6.1.7 or 6.1.8 of the Agreement, if applicable.

13.

Releasing Parties acknowledge that Plaintiff’s Counsel and the Lien Resolution Administrator will determine whether Releasing Parties are Medicare beneficiaries or Medicare eligible at the time of resolution and will provide the result of this determination to Defendants and their insurers in writing. Releasing Parties understand and acknowledge that if Releasing Parties are Medicare-enrolled at the time of resolution, the Defendants and their insurers may be required to report this resolution to the Centers for Medicare & Medicaid Services (“CMS”) but further acknowledges that by doing so, the Defendants and their insurers do not concede or admit that the Defendants are liable for Releasing Parties’ alleged injuries. Releasing Parties agree to provide the Defendants and their insurers with their full name, gender, date of birth, address, Social Security Number (“SSN”) and Health Insurance Claim Number (“HICN”), if applicable, for the purpose of determining whether either is a Medicare beneficiary or Medicare eligible.

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Releasing Parties also agree to indicate on this Release if they are, or ever were enrolled in Medicare. Releasing Parties also agree that Released Parties may use any personal or protected information (e.g., social security number, date of birth, protected health or medical information, etc.) to meet any reporting requirements Defendants owe to CMS or its contractors arising out of this claim, and Releasing Parties agree to cooperate with Defendants, their insurers and the Lien Resolution Administrator to provide such information or to perform other activities reasonably necessary to meet any Medicare reporting requirements. At the time of this Agreement, the data to be provided by Plaintiff’s counsel or the Lien Resolution Administrator on Releasing Parties’ behalf to be reported to CMS for MMSEA Section 111 purposes is understood to include, but not necessarily be limited to, the information in Form 1 to the Agreement. Releasing Parties have been advised and fully understand that, in addition to the Defendants and their insurers reporting of this settlement to CMS, should Plaintiff be identified as a Medicare beneficiary or Medicare eligible, the details of this settlement will be reported to Medicare or CMS by Plaintiff’s Counsel or the Lien Resolution Administrator.

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14.	I understand and acknowledge that satisfaction and discharge of any and all Liens with respect to any Program Award Payment (and/or the right to receive any Program Award Payment) is the sole responsibility of me, any Derivative Claimant executing this Release. Such satisfaction and discharge must, in relation to all Governmental Authorities that are Third-Party Providers/Payors who hold or assert any Liens pursuant to any applicable statute be established to the satisfaction of the Claims Administrator and Lien Resolution Administrator before any Program Award Payment can be disbursed to me.

15.	Prior to any Program Award Payment being made to me, I shall, jointly and severally with any Derivative Claimant executing this Release, represent and warrant that any and all Liens with respect to any and all Program Award Payments (and/or the right to receive any and all Program Award Payments) have been satisfied and discharged. Furthermore, the Claims Administrator and Defendants shall be entitled to receive, and shall receive from me, proof of satisfaction and discharge of any or all such Liens pursuant to any applicable statute or regulation in relation to all Governmental Authorities that are Third-Party Providers/Payors, including, but not limited to, Liens under the Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA”) or the Medicare Secondary Payer Act (“MSP”).

16.	In addition to and without limitation of the foregoing, I hereby agree, jointly and severally with any Derivative Claimant executing this Release to indemnify and hold harmless the Released Parties, up to the amount of the Program Award Payment made to me, from and against any and all damages, losses, costs (including, but not limited to, court costs), expenses (including legal fees and expenses), fines, penalties or Liabilities incurred or suffered by, or imposed on, Defendants, or any of them, or any other Released Party in connection with, arising out of or resulting from (i) any Claim made or asserted at any time against Defendants, or any of them, or any other Released Party with respect to any Program Award Payment made to me (or the right to receive any such Program Award Payment), by (1) any Third-Party Provider/Payor, (2) any Person at any time holding or asserting any Lien, and/or (3) any Person at any time claiming by, through or under, Releasors (and/or the allegedly injured person or decedent covered by this Release), or (ii) the failure to properly provide the information required by Section 6.1.7 or 6.1.8 of the Agreement.

17.	I further understand and acknowledge that Released Parties may have a legal obligation under Section 111 of the MMSEA to report the amount of payments, if any, made to me by the Program to the Secretary of the Department of Health and Human Services (the “Secretary”) or CMS. I and all Releasing Parties, and the undersigned attorneys, also acknowledge that Released Parties may be required under Section 111 of the MMSEA to identify the nature of my illness or injury at issue, as well as other information about me and my claim as specified by the Secretary to enable an appropriate determination concerning coordination of Medicare benefits, including any applicable recovery claim.

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18.	I, on behalf of myself and all Releasing Parties and our counsel, agree to cooperate fully with the Released Parties, the Claim Administrator, and the Lien Resolution Administrator, and their Counsel and agents, by executing any and all documents and providing such additional information as may be required by or on behalf of the Released Parties to comply with the mandatory Medicare reporting requirements of Section 111 of the MMSEA.

19.	I further understand that with respect to a payment issued by the Program to me and other Releasing Parties, it may be required that any such payment, in whole or in part, be made to Medicare or other Third-Party Provider/Payors in satisfaction of any Liens.

Indemnification for Released Claims and Liabilities

20.	I hereby agree, jointly and severally with any Derivative Claimant executing this Release, to INDEMNIFY and HOLD HARMLESS each Released Party, up to the amount of my Program Award Payment, from and against: (i) any and all Claims that may be asserted, made or maintained at any time against any Released Party by, on behalf of or for the benefit of, any Releasing Party with respect to any of the Released Claims and Liabilities; (ii) any and all damages, losses, costs (including, but not limited to, court costs), expenses (including, but not limited to, legal fees and expenses) and/or Liabilities incurred or suffered by, or imposed on, any Released Party in connection with, arising out of or resulting from any Claim described in clause (i) of this sentence (including, but not limited to, any amount paid or to be paid in satisfaction of any such Claim) and/or, without limitation of the foregoing, any breach by me, my representatives or Counsel (or any Derivative Claimant, her representatives or Counsel executing this Release) of any of the terms of this Release; and (iii) any private cause of action provided for in 42 U.S.C. 1395y(b)(3)(A) of the MSP, should Medicare deny coverage for any reason, including, but not limited to, the failure to allocate adequate money for future Medicare-covered medical expenses in this Release.

21.	Without limitation of the foregoing Paragraph 20, I further agree, jointly and severally with any Derivative Claimant executing this Release, to INDEMNIFY and HOLD HARMLESS the Released Parties, up to the amount of my Program Award Payment, from and against (i) any and all Claims made or asserted (prior to, on or after the date of this Release), including claims for contribution and/or indemnity, by any other person or entity against any Released Party arising out of any Claim made or asserted at any time by me and/or any other Releasing Party to any extent, or in any way, arising out of, relating to, resulting from any injury I (and/or any other Releasing Party) have ever claimed, or may at any time hereafter claim was caused, in whole or in part, by exposure to welding fumes, and (ii) any and all damages, losses, costs, expenses (including, but not limited to, legal fees and expenses) and/or Liabilities incurred or suffered by, or imposed on, any Released Party in connection with, arising out of or resulting from any Claim described in clause (i) of this sentence (including, but not limited to, any amount paid or to be paid in satisfaction of any such Claim).

8

22.	Further, to the extent necessary under law to give effect to the preceding Paragraph 21 above and/or extinguish claims for contribution or indemnity against any Released Party for the Released Claims and Liabilities, or to satisfy such indemnity obligation that arises due to a contribution or indemnity claim by a third party, I further agree, jointly and severally with any Derivative Claimant executing this Release, (i) to reduce any judgment Releasing Parties might recover against any individual or entity other than a Released Party by release and discharge in an amount, fraction, portion, or percentage necessary under applicable state or federal law to bar, eliminate, or satisfy claims against the Released Parties for contribution and/or indemnity to the fullest extent permitted by applicable state or federal law arising from any Claims or Liabilities hereby released, including any amount re-allocated by applicable state or federal statute or common law to Released Parties resulting from uncollectibility and/or insolvency of other individuals or entities determined to be at fault, as well as (ii) to indemnify and hold harmless any Released Parties in accordance with the preceding Paragraph 21 above as may still be necessary after having performed clause (i) above of this Paragraph 22. Releasing Parties shall execute any additional documentation that may be required under applicable state or federal law in order to give effect to this provision.

Confidentiality

23.	I agree to maintain in confidence, and shall not disclose to any person or entity, the amount of any Program Award Payment, if any, except as may be required by applicable Law; provided, that I understand that I may disclose such information to other Plaintiffs, my immediate family members, and to my Counsel, accountants and financial advisors, if any (each of whom I shall, upon such disclosure, instruct to maintain and honor the confidentiality of such information), or in connection with the reporting to governmental authorities and others in connection with the resolution of any governmental or private third-party liens. I agree that if I breach this confidentiality provision, money damages would not be a sufficient remedy and, accordingly, without limitation of any other remedies that may be available at law or in equity, one or more Defendants shall be entitled to specific performance and injunctive or other equitable relief as remedies for such breach.

9

Acknowledgement of Comprehension; No Guarantee

of Additional Payment Beyond Minimum Payment

24.	I AM ENTERING INTO THIS RELEASE FREELY AND VOLUNTARILY, WITHOUT BEING INDUCED, PRESSURED OR INFLUENCED BY, AND WITHOUT RELYING ON ANY REPRESENTATION OR OTHER STATEMENT MADE BY OR ON BEHALF OF, DEFENDANTS OR ANY OTHER PERSON. I UNDERSTAND, ACKNOWLEDGE AND ACCEPT THE NATURE, VALUE AND SUFFICIENCY OF THE CONSIDERATION DESCRIBED IN THE SECOND PARAGRAPH OF THIS RELEASE, INCLUDING THE RECEIPT OF A $100.00 MINIMUM PAYMENT AND THE POSSIBILITY, BUT NO GUARANTEE, OF AN ADDITIONAL MONETARY AWARD FROM THE PROGRAM PURSUANT TO THE PROTOCOL. I ACKNOWLEDGE THAT I HAVE READ THE AGREEMENT, THE PROTOCOL, AND THIS RELEASE, AND I HAVE HAD AN OPPORTUNITY TO OBTAIN ADVICE FROM, AND ASK QUESTIONS OF, COUNSEL OF MY CHOOSING REGARDING THE TERMS AND LEGAL EFFECT OF THESE DOCUMENTS AND MY DECISION TO PARTICIPATE IN THE PROGRAM FUNDED BY THE AGREEMENT. I FURTHER ACKNOWLEDGE THAT I HAVE BEEN INFORMED OF ALL THESE MATTERS BY MY COUNSEL WHO IS EXECUTING A “CERTIFICATION OF COUNSEL” ATTACHED TO THIS RELEASE, AND SUCH COUNSEL HAS ANSWERED ALL MY QUESTIONS (IF ANY) TO MY SATISFACTION. I FURTHER ACKNOWLEDGE THAT I UNDERSTAND THIS RELEASE AND THE AGREEMENT AND PROTOCOL AND THAT THERE IS NO GUARANTEE THAT I WILL RECEIVE ANY ADDITIONAL MONETARY PAYMENT BEYOND $100.00 OR, IF ANY ADDITIONAL MONETARY AMOUNT IS AWARDED ME FROM THE PROGRAM, THE AMOUNT THEREOF. I FURTHER UNDERSTAND THAT ANY AMOUNTS PAID TO ME WILL BE PAID SUBJECT TO THE PROVISIONS ON LIENS IN THE AGREEMENT, THE PROTOCOL, AND IN THIS RELEASE.

Waiver of Certain Provisions Regarding Timing of Any Payments

25.	If I have any civil action pending in any jurisdiction that has enacted, promulgated or otherwise adopted any Law containing provisions that establish specific time periods within which funds, if any, must be paid to me in connection with the release of such civil action (including, but not limited to, Pennsylvania Rule of Civil Procedure 229.1), I hereby (i) specifically and expressly waive (to the fullest extent permitted by applicable Law) my rights under any such provisions and (ii) agree that any decision of any Program Award and the payment of any Program Award shall be made solely in accordance with the terms and conditions of the Program as set forth in the Protocol.

No Admission of Fault

26.	I understand and agree that Defendants have entered into the Agreement solely by way of compromise and resolution. The Agreement, and this Release, are not, and shall not be construed at any time to be, an admission of liability, responsibility or fault of or by any Defendant or any other Released Party.

Representations and Warranties

27.	I hereby represent and warrant that: I have full power, authority and capacity to enter into this Release, which is enforceable in accordance with its terms. Except as set forth

10

in the second sentence under “Attorneys’ Fees; Division of Any Program Award Payment” above, I have the sole right to receive any and all Program Award Payments with respect to my claim under the Program. Neither I nor any other Releasing Party has sold, assigned, transferred or otherwise disposed of, or pledged or otherwise encumbered, any of the Released Claims and Liabilities in whole or in part.

Governing Law

28.	THIS RELEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF OHIO, WITHOUT REGARD TO ANY CHOICE-OF-LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Severability

29.	I agree that if any provision of this Release is adjudicated to be invalid, illegal or unenforceable in any jurisdiction, the relevant provision shall be deemed modified to the extent necessary to make it enforceable in such jurisdiction and, if it cannot be so modified, this Release shall be deemed amended to delete herefrom the invalid or unenforceable provision, and this Release shall be in full force and effect as so modified. Any such modification or amendment shall apply only to the operation of this Release in the particular jurisdiction in which such adjudication was made and shall not affect such provision in any other jurisdiction. To the fullest extent permitted by applicable Law, I hereby (on my own behalf and on behalf of each other Releasing Party) specifically and expressly waive any provision of Law that renders any provision of this Release invalid, illegal or unenforceable in any respect.

Legal Representatives

30.	If I am signing this Release as a legal representative of a person or an estate of such person who was injured or suffered death allegedly caused by exposure to welding fumes (“allegedly injured person or alleged decedent”), then (i) all references in this Release to my injury from exposure to welding fumes shall also mean the injury from exposure to welding fumes of such allegedly injured person or decedent, all references in this Release to any person claiming by, through or under, or in relation to, me shall also mean any person claiming by, through or under, or in relation to such allegedly injured person or decedent, and all references to me in the definition of Derivative Claimant shall also mean such allegedly injured person or decedent, (ii) if such allegedly injured person or alleged decedent is not deceased, he or she shall also be a Releasing Party, (iii) if such allegedly injured person or decedent is deceased, I am executing this Release both individually and on behalf of the estate of such allegedly injured person or decedent, and (iv) prior to the submission of this Release to Defendants, I have or will obtain judicial approval of this Release at my own expense, to the extent required under applicable Law.

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Definitions

31.	“Counsel” means, with respect to any particular Person, a lawyer or law firm who represents such Person pursuant to a written agreement, provided that, for all purposes of this Agreement, the “Counsel” of any particular Plaintiff shall be the lawyer or law firm named as such in such Plaintiff’s Release and Stipulation of Dismissal With Prejudice.

32.	“Governmental Authority” means any governmental department or authority, including: (i) the United States or any other country, any state, province, territory or possession of the United States or any other country, and any local or other governmental body, or other political subdivision, in or of any of the foregoing; (ii) any multinational organization or body; and (iii) any agency, board, bureau, court, commission, department, instrumentality or administration of any of the entities described in clauses (i) or (ii) of this sentence, including, but not limited to, the Department of Health and Human Services (“HHS”) and CMS.

33.	“Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association (including any group, organization, co-tenancy, plan, board, council or committee), corporation, Governmental Authority, custodian, nominee or any other individual or entity (or series thereof) in its own or any representative capacity, in each case, whether domestic or foreign.

34.	“Plaintiffs’ Counsel” means Counsel listed in the signature pages to the Resolution Agreement and their respective law firms and law partners whom presently or in the past have represented persons with claims against one or more Defendants involving Welding Fume Claims (as defined below) in either federal or state court and in In re Welding Fume Products Liability Litigation, MDL No. 1535 (the “MDL Proceeding”), a federal multi-district litigation proceeding that is venued in the United States District Court for the Northern District of Ohio (the “MDL Court”).

35.	“Third-Party Provider/Payor” means any provider or payor (public or private) of (i) health, hospital, medical, physician, healthcare and/or pharmaceutical services, products or expenses, and/or (ii) any other form of compensation, including, but not limited to, federal and state governmental authorities (or other persons) providing Medicare and/or Medicaid services or benefits, worker compensation benefits, disability benefits and/or other benefits.

36.	“Unasserted Claims” means a claim related to exposure to manganese in welding fume against one or more Defendants but for which a lawsuit had not yet been instituted as of the date of the Resolution Agreement.

Miscellaneous

37.	Where the context so requires, terms used in the singular in this Release shall be deemed to include the plural and vice versa.

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Certification of Medicare Status

38.	Have you ever been enrolled in Medicare, now or in the past? [Check one]

Yes:             No:

IN WITNESS WHEREOF, I have executed this Release effective as of the date set forth under my name below:

RELEASOR:

Witnessed or Attested by:

By:
Full Name:
Social Security No.:
Date of Birth:
Gender:
Health Insurance Claim Number, if applicable:

Dated:

NOTARIZATION OF RELEASOR SIGNATURE

STATE OF             , COUNTY OF             SS.:

I hereby certify that on             , 2012,              personally came before me and acknowledged under oath to my satisfaction that this person: (a) is named and personally signed this document; and (b) signed, sealed and delivered this document as his or her act and deed.

Notary Public of the State of

13

CERTIFICATION OF COUNSEL

(COUNSEL FOR RELEASOR)

I,                         , hereby represent and declare that                      (“Releasor”) is currently represented by the undersigned counsel. I have provided Releasor with a copy of the Release to which this Certification of Counsel is attached and have made available to Releasor a copy of the Resolution Agreement referred to in the Release (which copies include all attachments). I informed Releasor of the terms and legal effect of all of the foregoing documents and Releasor’s decision to enroll in the Program (as defined in the Release), and I answered any and all questions Releasor may have had. I hereby certify that Releasor, having had a full opportunity to read, understand, and inquire of counsel about the terms and conditions of the foregoing documents, does not have, and I do not have, any objection to the terms of this Release or any of the other foregoing documents. I further agree to be bound by the “Confidentiality” section in this Release.

BY COUNSEL FOR RELEASOR:

By:
Name:
Title:
Dated:

14

SIGNATURE PAGE AND AGREEMENT BY DERIVATIVE CLAIMANT

I am a person having or asserting the right to sue one or more of the Defendants and the Released Parties by reason of my relationship with Releasor (or, if Releasor is a legal representative of a person who was allegedly injured or suffered death as a result of exposure to welding fumes, such allegedly injured or deceased person). I hereby enter into the Release to which this signature page is attached and agree to be bound by all of its terms (and, without limitation, hereby give and make all releases, waivers, acknowledgements, agreements, representations, and warranties therein) on the same basis, as Releasor set forth therein (including, but not limited to, all joint and several indemnification obligations set forth therein). This agreement and release is irrevocable by me upon my execution as of the date set forth beneath my name, but shall become effective upon Defendants making the Program Funding Payment set forth in Section 3.2.1 of the Agreement.

Certification of Medicare Status

Have	you ever been enrolled in Medicare, now or in the past? [check one]

Yes:             No:

DERIVATIVE CLAIMANT

Witnessed or Attested by:

By:
Full Name:
Social Security No.:
Date of Birth:
Gender:
Health Insurance Claim Number, if applicable:

Dated:

NOTARIZATION OF DERIVATIVE CLAIMANT’S SIGNATURE

STATE OF             , COUNTY OF              SS.:

I hereby certify that on                     , 2012,                          personally came before me and acknowledged under oath to my satisfaction that this person: (a) is named and personally signed this document; and (b) signed, sealed and delivered this document as his or her act and deed.

Notary Public of the State of

15

CERTIFICATION OF COUNSEL

(COUNSEL FOR DERIVATIVE CLAIMANT)

I,                         , hereby represent and declare that                         (“Derivative Claimant”) is currently represented by the undersigned counsel. I have provided Derivative Claimant with a copy of the Release to which this Certification of Counsel is attached and have made available to Derivative Claimant a copy of the Resolution Agreement referred to in the Release (which copies include all attachments). I informed Derivative Claimant of the terms and legal effect of all of the foregoing documents, and I answered any and all questions Derivative Claimant may have had. I hereby certify that Derivative Claimant, having had a full opportunity to read, understand, and inquire of counsel about the terms and conditions of the foregoing documents, does not have, and I do not have, any objection to the terms of this Release or any of the other foregoing documents. I further agree to be bound by the “Confidentiality” section of this Release.

BY COUNSEL FOR DERIVATIVE CLAIMANT:

By:
Name:
Title:
Dated:

16

RESOLUTION AGREEMENT – Exhibit D

[UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF OHIO

EASTERN DIVISION or Applicable State Court]

[IN RE: WELDING FUME PRODUCTS	)		[Case No. 1:03-CV-17000
LIABILITY LITIGATION	)
	)		(MDL Docket No. 1535)
)
	)		Honorable Kathleen M. O’Malley
This Document Relates To:	)		[or applicable state court
information]
)
[CASE NAME]	)
[CASE NUMBER]	)

	)	]

[or Applicable State Court Caption]

STIPULATION OF DISMISSAL WITH PREJUDICE

In consideration of the participation of the plaintiff(s) in the above-captioned action in the Resolution Agreement executed by the parties to this litigation on January __, 2012, it is hereby stipulated that, pursuant to [Fed. R. Civ. P. 41(a)(1)(A)(ii) or applicable state rule], the above-captioned action is hereby dismissed with prejudice and with each party to bear its own costs and attorneys’ fees.

Dated: _______________, 2012	Respectfully submitted,

/s/ PLAINTIFF’S COUNSEL	/s/ Stephen J. Harburg
[Plaintiffs’ Counsel]	Stephen J. Harburg
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
1440 New York Avenue, N.W.
Washington, DC 20005

Defendants’ Liaison Counsel

RESOLUTION AGREEMENT – EXHIBIT E

List of Additional Parties to Receive Information Under Sections 1.1.1 and 6.1.5 – 6.1.9 of the Agreement

1	Corinne E. Powell
Sr. Account Executive
Special Liability Group
1441 W. Long Lake Rd., Suite 250
Troy, MI 48098-4442
Facsimile: 248-312-7949
cepowell@travelers.com

2	E. Berch Willard CPCU MBA
Chief Examiner
Complex and Emerging Risks Claims Department
Liberty Mutual Insurance Group
100 Liberty Way
Dover, NH 03820
Facsimile: 603-334-8088
eberch.willard@libertymutual.com

3	Karen M. Price
The Hartford
Hartford Plaza, T-7-92
Hartford, CT 06115
Facsimile: 877-905-0346
karen.price@thehartford.com

4	Vice President
Environmental & Mass Tort Claims
Continental Casualty Company
333 South Wabash Ave / 23 South
Chicago, IL 60604
WeldingRodMedicare@cna.com

5	For email communications only:
Thomas J. Lane
Regional Manager
Special Liability Group
1441 W. Long Lake Rd., Suite 250
Troy, MI 48098-4442
tlane1@travelers.com

RESOLUTION AGREEMENT – EXHIBIT F

Ratifying Plaintiffs’ Counsel

1	Richard Barrett – Law offices of Richard R. Barrett
2	Michael Becker – The Becker Law Firm
3	Danny Becnel – Becnel Law Firm
4	Scott Bickford - Martzell & Bickford
5	Kasie Braswell – The Braswell Firm
6	Kevin Buchanan – Buchanan & Bellan
7	Edward Bull – Banning Micklow & Bull
8	Scott Carlisle – Carlile Law Firm
9	Phil Ciano – Ciano & Goldwasser
10	Jon Conlin – Cory Watson Crowder & DeGaris
11	Rick Davis – Davis Law Firm
12	Kurt Hyzy – The Law Group
13	Charles Johnson – Charles H. Johnson & Associates
14	Grant Kaiser – The Kaiser Law Firm
15	John F. McKay – McKay Law Firm
16	Diane Nast – Roda Nast
17	Scott Nelson – Maples & Lomax
18	Robert Paul – Paul, Reich & Myers
19	Lee Plakas – Tzangas, Plakas, Mannos & Raies
20	Holly Reese – Goldenberg Miller
21	James Shannon – Shannon Law Firm
22	David Shelton – Attorney at Law
23	Richard Taylor – Taylor Martino
24	Tom Thrash – Thrash Law Firm
25	Vic Welsh – Pittman, Germany, Roberts & Welsh
26	Daniel Weltin – Weltin Streb & Weltin
27	Dennis Whelan – Law Office of Dennis Whelan
28	Thomas Yuhas – Law Offices of Ian Herzog
29	Bucky Zimmerman – Zimmerman Reed